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                                                                    EXHIBIT 10.6

                             FORTE SOFTWARE, INC.


           VALUE-ADDED RESELLER (VAR) LICENSE AND SERVICES AGREEMENT





VAR               CHORDIANT SOFTWARE, INC
   ____________________________________________________________________________

Address           20400 Stevens Creek Blvd., Ste. 400
       ________________________________________________________________________

City              Cupertino           State         CA          Zip     95014
______________________________________     _____________________   ____________


This Value-Added Reseller (VAR) License and Services Agreement (the "Agreement") is between Forte Software, Inc., a Delaware corporation located at 1800 Harrison Street, Oakland, California, 94612 ("Forte"), and the company set forth above, including any wholly or majority owned subsidiaries (the "VAR") for the purpose of setting forth the terms and conditions upon which Forte shall grant to the VAR a license to use and Sublicense the Products listed in Exhibit A attached hereto. This Agreement shall supersede and replace the Value-Added Reseller License and Services Agreement dated September 19, 1996 (and all other agreements and understandings between the parties), which superseded the Value-Added Reseller License and Services Agreement dated February 1, 1995.

The Effective Date of this Agreement is the last date set forth below.


FORTE:                                      VAR:

FORTE SOFTWARE, INC.                        CHORDIANT SOFTWARE, INC.

Signature: /s/ Bob L. Corey                 Signature: /s/ Steven R. Springsteel

Name: Bob L. Corey                          Name: Steven R. Springsteel

Title: Senior Vice President                Title: EVP/CFO

Date: October 30, 1998                      Date: October 29, 1998

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THE OMITTED PORTIONS.

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TERMS AND CONDITIONS

Forte and the VAR hereby agree that the following terms and conditions will apply to each license granted and to all services provided by Forte under this Agreement.

1.       DEFINITIONS

1.1 "Cumulative Sublicense Fees" shall mean the total Sublicense fees, including Full Use Sublicense Fees, accrued to Forte beginning upon the Effective Date hereto for Products Sublicensed under this Agreement.

1.2 "Delivery Partners" shall mean a system integrator or other party engaged to provide services to a Sublicensee or VAR with respect to VAR Applications.

1.3 "Designated Developer" shall mean a person within the VAR designated by VAR to develop applications with the Product.

1.4 "Distributors" shall mean Delivery Partners or other third parties appointed by the VAR to market and grant Sublicenses of the VAR Application as further set forth in Section 3.1(h) hereto.

1.5 "Documentation" shall mean the user manuals and operator instructions furnished by Forte in conjunction with the Products.

1.6 "Effective Date" shall mean the date so specified on the signature page of this Agreement or on the applicable Order Form, Sublicense report, or other document.

1.7 "Order Form" shall mean Forte's standard form by which the VAR may order licenses and services for VAR's use under this Agreement. Such Order Form is attached hereto as Exhibit B.

1.8 "Price List" shall mean Forte's then-current price list for the country in which a Product license or service is to be used.

1.9 "Product" or "Products" shall mean the computer software program(s) owned or distributed by Forte for which the VAR is granted a license pursuant to this Agreement and as further set forth in Exhibit A, whether in printed or machine readable form and includes Updates (defined in Section 1.16). Forte agrees that Exhibit A may be amended from time to time by the parties to include other software Products not currently listed on Exhibit A that Forte licenses to its customers generally.

1.10 "Runtime Users" shall mean the maximum number of logged-in persons within a Sublicensee that may use the VAR Application at any one time.

1.11 "Standard Technical Support" shall mean Product technical support services provided under Forte's policies in effect on the date such services are ordered.

1.12 "Sublicense" shall mean a nonexclusive, nontransferable right granted by the VAR or Distributor to use a VAR Application for the Sublicensee's own internal business purposes and not for any further distribution.

1.13 "Sublicensee" shall mean a third party who is granted a Sublicense by the VAR or a Distributor.

1.14 "Support Fees" shall mean the fees payable annually for Standard Technical Support.

1.15 "Supported License" shall mean a Product license for which VAR has a current order for annual Standard Technical Support.

1.16 "Updates" shall mean updated versions of the Products and Documentation which encompass logical improvements, extensions and other changes to the Products which are generally made available to Product licensees who are current in their payment of Support Fees. Updates shall be governed by the terms of this Agreement.

1.17 "VAR Application" shall mean the VAR's software program containing modifiable Product code. A VAR Application shall be developed by the VAR through use of the Products as further set forth in Section 2.1 hereto. The VAR shall provide a description of each VAR Application using the form attached as Exhibit C, and each VAR Application shall be approved in writing by Forte prior to Sublicensing which approval will not be unreasonably withheld. Forte agrees that future approved VAR Applications shall be governed by the terms of this Agreement. Forte hereby approves VAR's CCS Application as described in Exhibit C attached hereto. Notwithstanding any provision to the contrary in this Agreement, nothing stated in this Agreement shall preclude VAR from developing any VAR software program through the use of any third party product.

1.18 "VAR Price List" shall mean the VAR's then-current standard product list and fee schedule. The VAR shall attach hereto as Exhibit D the initial VAR Price List which includes the VAR Application. The VAR agrees to notify Forte of all updates and revisions to such VAR Price List.

2.   VAR LICENSE AND SERVICES

2.1      VAR Development License

(a) Fees. In consideration for the license described in (b) below, VAR shall pay Forte the VAR license fee set forth on Exhibit A. Additional Designated Developer and other

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licenses may be obtained for the applicable fees set forth in Exhibit A.

(b) License Grant. Forte grants to VAR a nonexclusive, worldwide, nontransferable and nonassignable (except as otherwise specified herein) license to use the Documentation and the Products listed on Exhibit A only for the following purposes:

(i) to market and Sublicense to Sublicensees worldwide (subject to Section 7.8) VAR Application Development Systems (as defined in Exhibit A) and the right to Sublicense such rights through multiple tiers of distribution, each for the purposes described below. In connection with its license pursuant to this clause, VAR shall limit access to such Products to the number of Designated Developers indicated on the applicable Order Form.

(ii)     to develop or prototype the VAR Application;

(iii)    to demonstrate the VAR Application to potential Sublicenses;

(iv) to provide training and technical support to employees and Sublicensees solely in conjunction with the VAR Application; and

(v) in connection with providing consulting services and/or providing or modifying VAR Applications to Sublicensees and potential Sublicensees.

In addition to the temporary Sublicenses specified in Section 3.1(c), VAR may make up to five (5) copies of the Products for demonstration and training purposes, may make a reasonable number of copies of the Products for archival or backup purposes. Except as necessary to exercise its license rights or as otherwise permitted hereunder no other copies shall be made without Forte's prior written consent. Documentation may be obtained from Forte for the fees specified in the Price List. All titles, trademarks, and copyright and restricted rights notices shall be reproduced in such copies. All copies of the Product(s) and Documentation are subject to the terms of this Agreement.

(c) Limitations on Use. VAR shall not use or duplicate the Products (including the Documentation) for any purpose other than as specified in the Agreement, or make the Products available to unauthorized third parties. VAR shall not (i) use the Products for its internal data processing or for processing customer data;
(ii) except as noted in Exhibit A Section 4(d) rent, or timeshare the Products;
(iii) market the Products by interactive cable or remote processing services or otherwise distribute the Products other than as specified in this Agreement;
(iv) publish or describe to any third party the results of any benchmark tests run on the Products without Forte's prior written consent provided, however, that VAR may publish benchmark tests and comparisons limited in scope to the VAR Application's features; functionality and performance, so long as such benchmark tests and comparisons do not directly disclose the functionality, features or performance of any Product (including without limitation memory utilization, response time, transaction throughput, relative performance/functionality on different hardware and/or operating system platforms), or (v) cause or permit the reverse engineering, disassembly, decompilation, or otherwise attempt to derive source code of the Products. Transfer of a Product outside the United States for VAR Application development or support shall be permitted only with Forte's prior written consent, which shall not be unreasonably withheld, and is subject to VARs payment of Forte's then current international fee uplift.

2.2.     Development License Support

Subject to VAR's payment of the Support Fees set forth on Exhibit A, and so long as Forte continues to offer similar support services to its other Product licensees, Forte will provide annual Standard Technical Support to VAR as follows:

(a) Telephone Support. Forte will provide telephone consultation at Forte's service location, to assist VAR in identifying, verifying and resolving problems in the use and operation of the Product. Telephone assistance services shall be limited to those VAR personnel indicated on the applicable Order Form, which may be amended from time to time by VAR upon written notice to Forte.

(b) Problem Resolution. Forte will respond to problem reports concerning the Products submitted by VAR to Forte, using the form provided by Forte where possible, including backup material substantiating the Product problem. Upon proper notification of a failure of the Product to perform correctly, which failure can be reproduced at Forte's facility or via remote access to VAR's facility, Forte shall use reasonable efforts to correct the failure and to provide VAR with correcting Product, a work-around or other solution to the problem.

Standard Technical Support services will be provided in accordance with the sections entitled "Types of Assistance Offered" and "How Forte Resolves Your Call" of the Forte Technical Support Users Guide ("Support Guide"), attached hereto as Exhibit F or policies that are substantially similar thereto. In the event of a conflict of inconsistency between this Section 2.2 and the Support Guide, Section 2.2 shall govern.

(c) Updates. Forte will provide VAR with Updates. For a minimum of 12 months after the introduction of a new generally available release, Forte will use reasonable efforts to provide Standard Technical Support for the previous release of the Product.

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(d) Renewal. Forte will notify the VAR at least 30 days before the annual support period is scheduled to expire. Fees for annual support are due annually in advance. Such fees will be those in effect at the beginning of the period for which the fees are paid. Annual support will terminate unless the VAR renews for the next year under Forte's then current policies by providing Forte with a purchase order and/or payment of the next year's fees prior to the expiration date.

(e) Re-Instatement. VAR may reinstate lapsed support services only upon payment of the back Support Fees specified in the Price List, plus current year's Support Fees.

2.3      Consulting and Training Services

Forte will provide on-site consulting services ordered by VAR at Forte's then-standard consulting rates under the terms and conditions of this Agreement and any relevant work order; provided, however, that Forte will consider offering Chordiant a discount on consulting orders of $100,000 or more (such consulting services to be used within six months of purchase). Scheduled service dates will be agreed upon mutually, subject to availability of Forte personnel. Forte's daily consulting rate is based on an eight-hour workday. VAR shall reimburse Forte for actual, reasonable travel and out-of-pocket expenses incurred in performing such services. VAR may also order training from Forte (scheduled classes at Forte's facilities or on-site) at Forte's then-standard rates under this Agreement. All consulting and training services must be utilized by VAR within six (6) months following the date ordered by VAR.

Unless otherwise agreed by the parties in writing, Forte consulting services will be limited to transferring knowledge to and mentoring VAR's staff on "best practices" concerning the Products, and reviewing and providing input on VAR's design and implementation of applications developed and deployed using the Products. Development and deployment of applications will remain at all times under VAR's control and direction. Ultimate responsibility for development and deployment of such applications is with VAR, and Forte will not be liable to VAR or any third party for any delay in completion or non-completion of any application.

2.4      Ownership and Rights to Developments

(a) Products and Documentation. VAR acquires only the right to use the Products and Documentation, and does not acquire any rights of ownership. All right, title, and interest in and to the Products and Documentation, including without limitation all intellectual property rights therein, shall at all times remain with Forte and its licensors.

(b) VAR Application. Exclusive of Product, the VAR Application and all other software that VAR develops (or has developed by a third party), and all changes or modifications thereto, will remain the sole and exclusive property of VAR. Exclusive of Product, Forte shall have no interest or acquire any rights in the VAR Application or other software or in such changes or modifications. Except as may otherwise be agreed to in writing by the parties under Section 2(d)(i), Forte irrevocably assigns to VAR all right, title and interest worldwide in and to any changes or modifications to the VAR Application (exclusive of Product) and all applicable intellectual property rights related to the VAR Application (exclusive of Product), including without limitation, copyrights, trademarks, trade secrets, patents, moral rights, contract and licensing rights. Notwithstanding the foregoing and as a condition of this Agreement and in consideration for the licenses granted herein, VAR agrees that it shall not sublicense or otherwise distribute the VAR Application (containing any Product) after termination or expiration of this Agreement. Nothing in this Agreement shall restrict in any way the license by VAR, or require license or other payments to Forte with respect to products or applications which are not VAR Applications, or require VAR or any other party to license VAR Applications or Products.

(c) Developments. Any ideas, know-how, or techniques concerning the Products or their use which may be developed, conceived or reduced to practice by Forte in the course of providing services under this Agreement, including without limitation any enhancements or modifications made to the Products (collectively, "Developments"), shall be the exclusive property of Forte. Forte may in its sole discretion develop, use, market, and license any Developments. Forte may create items similar or related to the VAR Developments or other products which are developed by Forte for VAR provided such items are independently developed without use of VAR's Confidential Information or trade secrets. Forte shall not be required to disclose information concerning any Developments which Forte deems to be proprietary and confidential. Any ideas, know-how, or techniques concerning the VAR Applications or Products or their use which may be developed, conceived or reduced to practice by VAR, including without limitation any enhancements or modifications made to the VAR Applications (collectively, "VAR Developments"), shall be the exclusive property of VAR. VAR may in its sole discretion develop, use, market, and license any VAR Developments. VAR may create items similar or related to the Products or Developments or other materials developed by Forte for VAR provided such items are independently developed without use of Forte's confidential information or trade secrets. VAR shall not be required to disclose to Forte any information concerning any VAR Developments.

(d) Custom Work Product. Notwithstanding subsection (c) above, if consulting services rendered by Forte will by

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mutual written agreement include the design or development of the VAR
Application, other software, documentation, or other intellectual property specific to VAR's needs ("Custom Work Product"), then (i) the parties must agree in writing in each instance on the ownership rights in or to such Custom Work Product prior to Forte's commencement of such services or (ii) if no such agreement is reached, VAR shall have sole and exclusive ownership of the Custom Work Product. Under this subsection (ii), Forte irrevocably assigns to VAR all right, title and interest worldwide in and to the Custom Work Product and all applicable intellectual property rights related to the Custom Work Product, including without limitation, copyrights, trademarks, trade secrets, patents, moral rights, contract and licensing rights. Forte shall have the right to create items similar or related to Custom Work Product provided such items are independently developed without use of VAR's Confidential Information or trade secrets. Notwithstanding any other provision to the contrary, for any consulting services Forte provides to VAR which result in Custom Work Product that is exclusively owned by VAR under subsection (ii) above, Forte shall not be precluded from using Residuals (defined below) from such Custom Work Product. "Residuals" shall mean ideas, concepts and understandings related to the Custom Work Product which would be retained in the memory of an ordinary employee not intent on appropriating such Custom Work Product when performing such services. Notwithstanding the parties' agreement that VAR shall own any particular Custom Work Product, any Developments and any proprietary software or other items previously developed and/or owned by Forte and included in the Custom Work Product shall remain the exclusive property of Forte. Forte hereby grants to VAR a non-exclusive, perpetual, worldwide, fully paid-up license to copy, modify, Sublicense, distribute and use solely for VAR's exercise of rights granted under this Agreement all Developments and other Forte-owned items included in the Custom Work Product. All copies of any Custom Work Product which is wholly or partially owned by Forte shall include Forte's copyright notice and may not be provided to third parties without Forte's prior written consent.

3.   SUBLICENSING

3.1  Terms and Conditions

(a) Right to Sublicense. Forte hereby grants VAR a nonexclusive, nontransferable and nonassignable (except as expressly provided in this Agreement) license to market and Sublicense to Sublicensees worldwide (subject to Section 7.8) and the right to Sublicense such rights through multiple types of distribution (e.g., system integrators) (i) the Products as an integral part of the VAR Application,
(ii) the Core System Products (as defined in Exhibit A) for use with applications other than the VAR Application (a "Full Use License"), provided that a Sublicensee has also received a license to a VAR Application and provided that a Forte Regional Sales Manager has reviewed and approved all quotations for any Products above and beyond a Forte Core System prior to being presented to the proposed Sublicensee. Each Sublicense shall be granted solely through a written Sublicense agreement which shall include terms substantially similar to those set forth on Exhibit E hereto. In the event of any Full Use License, Forte shall promptly ship such Products and Documentation directly to the applicable Sublicensee as identified on the Order Form. At Forte's request, VAR shall provide Forte with a copy of VAR's standard Sublicense agreement. VAR may only Sublicense those Products which VAR has previously licensed from Forte.

(b) Sublicense Fees. VAR shall pay Forte the Sublicense fee set forth on Exhibit
A. Sublicense fees shall be due and payable with each applicable Sublicense report.

(c) Temporary Sublicenses. VAR and its Distributors shall be entitled to grant temporary Sublicenses of the VAR Application or Full Use Licenses at no charge, for evaluation/pilot purposes only, with no Sublicense fees owed to Forte as long as a maximum of twenty (20) such temporary Sublicenses are in effect at any one time. The term of each such temporary Sublicense shall be for a period not to exceed ninety (90) days. VAR shall terminate or pay to Forte the applicable Sublicense fees for perpetual Sublicenses for any temporary Sublicenses outstanding in excess of ninety (90) days.

(d) Sublicensee Use. VAR is granted the Sublicensing rights described herein on the understanding that, except for a Full Use License or where such a restriction is not permitted by applicable law, Sublicensees will be permitted use of the Products only in connection with the VAR Application. VAR shall use reasonable commercial efforts to enforce the terms of its Sublicense agreements to the extent that they relate to the Products. If VAR is aware that a Sublicensee without a Full Use License is using a Product beyond the limited functionality set forth in the VAR Application Sublicense agreement (for example, use of any Product for development purposes outside of the scope of the VAR Application), VAR or Distributor shall immediately notify the Sublicensee of such unauthorized use. If the Sublicensee fails to discontinue such unauthorized use following notification, VAR or Distributor shall at VAR's option either terminate the sublicense, or forward to Forte one hundred percent (100%) of the applicable then current Product full use license fee.

(e) Sublicensing Practices. At all times during this Agreement VAR shall: (i) avoid deceptive, misleading, illegal, or unethical practices that may be detrimental to Forte or to the Products; (ii) not make any representations, warranties, or guarantees to Sublicensees concerning the Product that are inconsistent with or in addition to those made in this Agreement and (iii) comply with all

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applicable laws and regulations with respect to the VAR Application and related services rendered by VAR.

(f) Sublicense Reports. Within forty-five (45) days of the last day of each quarter, VAR shall send Forte a report detailing for the quarter:

         (i) for each VAR Application or Product for a Full Use License shipped during the prior quarter, Sublicensee name and address, date of shipment, whether the Sublicense is temporary for evaluation purposes, and total Sublicense fees due to Forte;

         (ii) for each grant of additional rights to use a VAR Application previously shipped, a description of such additional rights, and a description of the applicable Sublicense fees and Support Fees due Forte for such grant; and the Distributor agreements executed during the prior month, including names and addresses of the Distributors.

With each sublicense report, VAR shall simultaneously provide Forte with payment of all fees required under such report. VAR shall require its Distributors to report the information in clause (i) above to VAR on a quarterly basis and will include it in the report for the quarter in which VAR received the information.

VAR hereby agrees that the information obtained by Forte pursuant to clause (i) above, with the prior written consent of the VAR Sales Director, may be used by Forte for the sole purpose of contacting such new Sublicensee to address any opportunities outside of the VAR Application solution. Such information shall be deemed to be Confidential Information as defined in Section 7.1 of this Agreement. The VAR shall be eligible for compensation on sales by Forte of Full Use Licenses above and beyond a Full Use Core System License to such customers, in accordance with the then-current `reverse royalty' or similar program maintained by Forte.

(g) Sublicensee Documentation. VAR shall be responsible for providing documentation for Sublicensees. VAR shall have the right to incorporate portions of the Documentation into the VAR's documentation subject to the provisions of
Section 7.4 of the Agreement at no additional charge to VAR. Forte shall provide VAR with electronic copies of all current documentation, in the form of CDs or such other means as reasonably requested by VAR.

(h) Distributors. VAR may appoint Distributors to market and Sublicense the VAR Application under the terms of the Agreement. If a Distributor desires to make any Product-specific modifications to the VAR Application requiring the Product, it must do so pursuant to a development license unless such Distributor already has an appropriate license acquired directly from Forte or other third party. Each Distributor's agreement with VAR shall allow it to market and Sublicense the VAR Application only in accordance with the Sublicensing provisions of this Agreement. Forte shall be deemed a third party beneficiary of the portions of the Agreement between VAR and such Distributor that relate to the Products. VAR agrees to use all reasonable efforts to enforce its Distributor agreements and to inform Forte immediately of any known material breach thereof related to the Products.

(i) VAR Audit. VAR shall maintain adequate books and records in connection with its activity under this Agreement, which shall include but not be limited to executed Sublicense agreements. Forte may at its expense, retain an independent third party to audit the relevant accounting books and records of VAR regarding shipment of VAR Applications or Products to ensure compliance with the terms of this Agreement. If an audit reveals that VAR has underpaid fees to Forte; VAR shall promptly pay such fees. Any such audit shall be conducted during regular business hours at VAR's offices and shall not interfere unreasonably with VAR's business activities. If the underpaid fees are in excess of five percent (5%) of the total fees previously paid and then payable from VAR, then VAR shall pay Forte's reasonable costs of conducting the audit. Audits shall be made no more than once annually. In addition, each Sublicensee and Distributor agreement shall permit VAR to conduct a similar audit of VARs Sublicensees and/or Distributors. VAR shall, upon reasonable evidence that an audit of a Sublicensee or Distributor is warranted, conduct such audit..

(j) Indemnification. VAR agrees to use reasonable commercial efforts to enforce the terms of its Sublicense and Distributor agreements required by this Agreement to the extent that they relate to the Products and to inform Forte of any known material breach of such Forte-related terms. VAR will defend and indemnify Forte against: (i) all direct damages to Forte arising from any use by VAR, its Distributors or its Sublicensees of any product not provided by Forte but used in combination with the Products if such claim would have been avoided by the exclusive use of the Products; and (ii) all direct damages suffered by Forte as a result of VAR's failure to include or reasonably enforce the required contractual terms set forth herein in each Sublicense and Distributor agreement, provided that: (i) Forte promptly notifies VAR in writing of the claim; (ii) VAR has sole control of the defense and all related settlement negotiations; and
(iii) Forte provides VAR with the assistance, information, and authority necessary to perform the above; reasonable out-of-pocket expenses incurred by Forte in providing such assistance will be reimbursed by VAR.

(k) Federal Government Sublicenses. The Products and Documentation are commercial computer software and documentation developed exclusively at private expense, and in all respects are proprietary data belonging solely to Forte.

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Pursuant to DFARS 227.7202 or FAR 12.212, as applicable, the Government's right to use, reproduce or disclose the Products and Documentation acquired under this Agreement is subject to the restrictions of this Agreement.

(l) Inherently Dangerous Applications. The Products are not specifically developed, or licensed for use in any nuclear, aviation, mass transit, or medical application or in any other inherently dangerous applications. VAR agrees to notify each Sublicensee of this limitation. VAR agrees, and each Sublicensee shall agree, that Forte shall not be liable for any claims or damages arising from VAR's or a Sublicensee's use of the Products for such applications. If VAR fails to notify Sublicensee of the limitations specified above, VAR agrees to indemnify and hold Forte harmless from any claims for losses, costs, damages, or liability arising out of or in connection with the use of the Products in such applications.

(m) Notwithstanding Section 1.12 and Items 2 and 3 of Exhibit E and any other provision in this Agreement, VAR or Distributor shall have the right to allow a Sublicensee to transfer or assign a Sublicense granted by VAR or Distributor hereunder, upon written notice to VAR and such transferee/assignee agrees to be bound by the terms and conditions of the applicable Sublicense Agreement.

3.2      Sublicense Technical Support

In consideration for the right to provide technical support services to its Sublicensees, the VAR agrees to pay Forte the applicable annual technical support services fee set forth in Exhibit A. Forte shall not be required to provide any assistance needed to install the VAR Application at Sublicensee sites. Forte shall not be required to provide any Product technical support, training and consulting to Sublicensees or Distributors. The VAR shall continuously maintain Standard Technical Support services from Forte during the period during which VAR provides technical support services to any Sublicensees. Any questions from the VAR's Sublicensees or Distributors regarding VAR Applications will be referred by Forte to the VAR.

3.3      Consulting and Training Services

A Sublicensee may contract directly with Forte for consulting and training services at Forte's then-current rates. VAR shall have no right to market and/or sell Forte consulting and training services, but may order Forte consulting and training to be performed on behalf of a Sublicensee and/or Distributor hereunder. Forte agrees that VAR may order Forte consulting and training services under the terms of this Agreement and that no additional agreements (subcontract or otherwise) would be required by Forte to be perform such services for VAR or on behalf of VAR for a Sublicensee or Distributor.


4.       INVOICING, PAYMENT & TAXES

(a) Payment Terms. Invoices for payment of fees shall be payable in U.S. dollars on the Effective Date of the Order Form or Sublicense Report, as applicable. All payment obligations identified on executed Order Forms and Sublicense Reports (as calculated in accordance with Exhibit A) are noncancellable and, upon payment, are nonrefundable. VAR will provide Forte with a written purchase order for licenses and support at the time of execution of an Order Form or submission to Forte of a Sublicense Report, as applicable. Other applicable fees shall be payable when invoiced. All fees shall be deemed overdue if they remain unpaid 30 days after the quarterly report date. If the VAR's procedures require that an invoice be submitted against a purchase order before payment can be made, the VAR will be responsible for issuing such purchase order 30 days before the payment due date. All overdue amounts shall become interest at the rate of one and one-half percent (1-1/2%) per month or the maximum legal rate, if less, however, nothing herein shall limit Forte's right to terminate this Agreement as set forth herein.

(b) Taxes. The fees listed in this Agreement do not include taxes. The VAR shall pay or reimburse Forte for all sales, use, excise, personal property, value-added, or other applicable taxes, duties or assessments based on the licenses granted or the services provided under this Agreement or on the VAR's use of the Products, except that the VAR shall have no responsibility for income taxes imposed on Forte.

5.       TERM AND TERMINATION

5.1      Term

This Agreement shall commence on the Effective Date hereto and shall be valid for a period of three (3) years. Each Sublicense granted under this Agreement shall continue in perpetuity unless terminated as provided in Paragraph 5.2 below.

5.2      Termination

Upon written notice to Forte, VAR may terminate this Agreement and any license herein at any time. Upon written notice to VAR, Forte may terminate this Agreement and any license granted herein if VAR materially breaches this Agreement and fails to correct the breach within thirty (30) days following written notice from Forte specifying the breach. Notwithstanding the previous sentence, if the material breach is of such a nature that it cannot be reasonably be corrected within such 30 days, Forte agrees not to terminate the Agreement or any license granted herein, provided VAR uses all reasonable

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and good faith efforts to cure such breach in a timely manner, but not to exceed
90 days from written notice specifying the breach. Forte agrees that it may not terminate any license that was granted hereunder to a Sublicensee, provided the license to such Sublicensee was granted in accordance with the terms herein when licensed and such Sublicensee is not in material breach of the Sublicense Agreement.

5.3      Effect of Termination

(a) Upon expiration or termination of this Agreement, all VAR's right to market, Sublicense, and use the Products as set forth in this Agreement shall cease, and Forte may declare all sums owed hereunder immediately due and payable. VAR also agrees that it shall not sublicense or otherwise distribute the VAR Application (which contains any Product or any portion thereof) after expiration or termination of this Agreement.

(b) Unless the expiration or termination of this Agreement is due to a material breach by VAR, VAR may continue using a single copy of the most recent release of the Products then in VAR's possession solely for the purpose of continuing technical support for Sublicenses granted prior to termination. Such continued use of the Products shall be subject to all the provisions of this Agreement, including, without limitation, payment of the Support Fees specified herein.

(c) The termination of this Agreement or any license acquired hereunder shall not limit either party from pursuing any other remedies available to it including injunctive relief, nor shall such termination relieve VAR's obligation to pay all fees that have accrued or that VAR has agreed to pay under any Order Form or other similar ordering document under this Agreement. The parties' rights and obligations under Sections 2.1(c), 2.4, 3.1(d),(e),(f) and (h) through (m), and Sections 4, 5, 6, and 7 shall survive termination of this Agreement.

5.4      Return of Products upon Termination

Except as provided in Section 5.3(b) above, upon expiration or termination of a license hereunder, VAR shall: (i) cease using the applicable Products; and (ii) represent in writing to Forte within one month after termination that VAR has destroyed or has returned to Forte the Products, Documentation and all copies except for a reasonable number of archived copies. This requirement applies to copies and storage in all forms, partial and complete, in all types of media and computer memory, and whether or not modified or merged into other materials.

6.       WARRANTIES, REMEDIES, LIMITATION OF LIABILITY

6.1      Infringement Indemnity

(a) Forte will defend and indemnify VAR against all costs (including reasonable attorneys fees and Sublicense fees attributable to Sublicenses for which VAR was required to refund license fees to the applicable Sublicensee due to such infringement,) arising from a claim that Products furnished and used within the scope of this Agreement infringe a copyright, patent, trademark, or other intellectual property right provided that: (i) VAR promptly notifies Forte in writing of the claim; (ii) Forte has sole control of the defense and all related settlement negotiations; and (iii) VAR provides Forte with the assistance, information, and authority necessary to perform the above; reasonable out-of-pocket expenses incurred by VAR in providing such assistance will be reimbursed by Forte.

(b) Forte shall have no liability for any claim of infringement to the extent based on: (i) use of a superseded or altered release of a Product if such infringement would have been avoided by the use of a current unaltered release of the Product that Forte provides to VAR; or (ii) the combination, operation, or use of any Products furnished under this Agreement with programs or data not furnished by Forte if such infringement would have been avoided by the use of the Products without such programs or data.

(c) In the event the Products are held or are believed by Forte to infringe, Forte shall have the option, at its expense, to: (i) modify the Products to be non-infringing; (ii) obtain for VAR a license to continue using the Products; (iii) substitute the Products with other software reasonably suitable to VAR; or if (i) - (iii) are not commercially reasonable for Forte,
(iv) terminate the license for the infringing Products and refund the license fees paid for those Products. This Section 6.1 states Forte's entire liability for infringement.

6.2      Product Warranty

Except as stated below, for each Supported License Forte warrants that each Product will perform the functions described in the associated Documentation when operated on the specified platform for a period of 30 days from the date of shipment of such Product to VAR.

Forte further warrants that the Products will fully comply with the following millennium compliance statement when configured and used according to the Documentation. The definition of compliance is the ability to:

     1. correctly handle date information before, during and after 1 January 2000 accepting date input, providing date output and performing calculation on dates;

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     2. function according to the Documentation, during and after 1 January
     2000 without changes in operation resulting from the advent of the new century;

     3. where appropriate, respond to two digit date input in a way that resolves the ambiguity as to century in a disclosed, defined and predetermined manner;

     4. store and provide output of date information in ways that are unambiguous as to century;

     5. manage the leap year occurring in the year 2000, following the quad-centennial rule.

Forte does not warrant that each Product will meet VAR's requirements, that the Products will operate in the combinations which VAR may select for use or with all non-Forte software used by VAR, that the operation of each Product will be uninterrupted or error-free, or that all Product errors will be corrected. Forte will undertake to correct any reported error condition in accordance with its then-current Standard Technical Support policies and the terms of this Agreement, with the terms of this Agreement to prevail in the event of any conflict. Forte shall have no obligation to undertake correction of errors caused by VAR modifications to the Product. VAR's sole and exclusive remedy for Product nonconformity shall be recovery of the license fees paid to Forte for such non-conforming Product.

As an accommodation to VAR, Forte may supply VAR with (i) preproduction releases of Products labeled "Alpha," "Beta" or otherwise, which are not suitable for production use or for development of the VAR Application, or (ii) shareware items such as "Fshare" containing code developed by Forte and/or its customers and partners. Notwithstanding anything to the contrary in this Agreement, such preproduction releases and shareware are provided to VAR "as is" without warranty of any kind, express or implied, and neither party will be responsible to the other for any losses, claims or damages of whatever nature arising out of VAR's use of such items. Forte shall identify at the time of release of any such preproduction or shareware releases what type of support, if any, is provided by Forte. Unless stated otherwise, however, no support shall be provided by Forte for such releases. Standard Technical Support does not include support or updating of shareware items. VAR will promptly report any error condition discovered in a preproduction release, and provide Forte with appropriate test data if necessary to resolve problems encountered by VAR with a preproduction release.

6.3      Media Warranty

Forte warrants all media delivered to VAR to be free of defects in materials and workmanship under normal use for 90 days from the Effective Date. Replacement of media without charge is VAR's sole and exclusive remedy in the event of a media defect.

6.4      Services Warranty

Forte warrants that its Standard Technical Support, consulting and other services will be of a professional quality conforming to generally accepted industry standards and practices. This warranty shall be valid for 90 days from completion of service. For any breach of the above warranty, VAR's exclusive remedy and Forte's entire liability shall be: (i) the re-performance of the services; or (ii) if Forte is unable to perform the services as warranted, recovery of the fees paid to Forte for such deficient services.

6.6      Limitations of Warranties

         THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

6.7      Limitation of Liability

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR LOSS OF PROFITS, REVENUE (EXCEPT AS ALLOWABLE AND DETERMINED TO BE A DIRECT DAMAGE) OR PRODUCT USE, OR LOSS OR INACCURACY OF DATA, AND IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES INCURRED BY EITHER PARTY OR ANY THIRD PARTY, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT WITH RESPECT TO SECTIONS 6.1, 3.1(j) AND TO THE EXTENT LOSS OF PROFITS AND/OR REVENUE ARE ALLOWABLE AND DETERMINED TO BE DIRECT DAMAGES DUE TO THE OTHER PARTIES UNATHORIZED COPYING OR DISTRIBUTION OF THE PRODUCT OR VAR APPLICATION EITHER PARTY'S LIABILITY FOR DAMAGES HEREUNDER, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, SHALL IN NO EVENT EXCEED THE AMOUNT OF FEES PAID BY VAR UNDER THIS AGREEMENT FOR THE RELEVANT LICENSE OR SERVICE.

The provisions of this Section 6 allocate the risks under this Agreement between Forte and VAR. Forte's pricing reflects this allocation of risk and the limitation of liability specified herein.

7.       GENERAL TERMS

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

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7.1      Nondisclosure

By virtue of this Agreement, the parties may have access to information that is confidential to one another ("Confidential Information"). Confidential Information shall be limited to the Products and the VAR Application, information related thereto, all other information clearly marked as confidential, and other items as agreed by the parties in writing.

A party's Confidential Information shall not include information which (i) is or becomes a part of the public domain through no act or omission of the other party; or (ii) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; or (iii) is lawfully disclosed to the other party by a third party without restriction on disclosure, or (iv) is independently developed by the other party.

The parties agree, both during the term of this Agreement and for a period of five (5) years after termination hereof, to hold each other's Confidential Information in confidence. The parties agree not to make each other's Confidential Information available in any form to any third party or to use each other's Confidential Information for any purpose other than the implementation of this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the provisions of this Agreement.

7.2      Governing Law and Jurisdiction

This Agreement shall be governed and construed under the laws of the State of California, as applied to agreements executed and performed entirely in California by California residents. In no event shall this Agreement be governed by the United Nations Convention on Contracts for the International Sale of Goods. In any legal action relating to this Agreement each party agrees (i) to the exercise of jurisdiction over it by a state or federal court in San Francisco or Alameda County, California; and (ii) that if a party brings the action, it shall be instituted in one of the courts specified in subparagraph
(i) above.

7.3      Copyrights

VAR acknowledges that the Products and Documentation are proprietary to Forte and protected by copyright, patent and/or trade secret laws. VAR agrees to include without alteration, in all copies and reproductions of the Products, Documentation and VAR Application, reproductions of Forte's restricted rights notices, copyright notices and other proprietary legends. A copyright notice in a Product does not, by itself, constitute evidence of publication or public disclosure.

7.4      Marks

All trademarks, service marks, trade names or logos identifying the Products or Forte's business (the "Marks") are the exclusive property of Forte or its licensors. VAR will not take any action that jeopardizes Forte's or its licensors' proprietary rights or acquire any right in the Marks except as specifically set forth below. VAR will not register, directly or indirectly, any trademark, service mark, trade name, copyright, company name or other proprietary or commercial right which is identical or confusingly similar to the Marks or which constitute a translation of a Mark into another language. VAR will use the Marks exclusively to identify the Products and shall not use the Marks in combination with any trademarks, service marks, or logos of VAR which would create confusion as to the ownership or identity of the Marks (e.g. "ForteCCS"). Any such use of the Marks will clearly identify Forte or its licensors as the owner of the Marks and conform to Forte's then current trademark and logo guidelines which Forte agrees to supply to VAR at VARS request. At Forte's request, VAR will deliver to Forte a sample of all advertisements or promotional materials bearing a Mark. If Forte notifies VAR that the use of the Mark is inappropriate, in its reasonable judgment, VAR will not publish or otherwise disseminate the advertisement or promotional materials until they have been modified to Forte's reasonable satisfaction. VAR will immediately notify Forte if VAR learns of any potential infringement of the Marks by a Sublicensee. Forte will determine the steps to be taken under these circumstances. In connection with any such potential infringement of or by the Marks, VAR will (a) provide Forte, at Forte's expense, with the assistance that Forte may reasonably request and (b) not take steps that would prejudice Forte's rights in the Marks without Forte's prior approval.

7.5      Relationship between Parties

In all matters relating to this Agreement, the VAR will act as an independent contractor. The relationship between Forte and the VAR is that of licenser/licensee. Neither party will represent that it has any authority to assume or create any obligation, express or implied, on behalf of the party, nor to represent the other party capacity.

7.6      Notice

All notices relating to this Agreement shall be in writing and delivered by overnight delivery service or first class prepaid mail with return receipt requested to the address of such party specified above to the attention of its Chief Financial Officer or such other address specified by such other party in accordance with this Section.

7.7      Severability/Waiver

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force and effect. The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.


7.8      Export Administration; U.S. Government Rights

VAR agrees to comply fully with all relevant laws, regulations and orders of the United States and other countries to which the Products or VAR Application are shipped, the U.S. Department of Commerce, and other U.S. and applicable non-U.S. agencies to assure that all Products, Developments and Custom Work Product and related media are not exported in violation of the laws of the United States and other applicable countries.

7.9      Non-assignability and Binding Effect

Notwithstanding Section 2.1(b) or any other provision hereof, the Agreement, Product and Documentation licenses granted herein may be transferred or assigned by VAR upon written notice to Forte to (a) any entity that is either directly or indirectly controlled by VAR ("control" for purposes of this Agreement shall mean ownership of at least 51% of the voting capital stock of a corporation, or 51% of the voting equity of any non-corporate entity), or (b) the surviving entity of a merger, acquisition or reorganization of all or substantially all of VAR's assets, capital stock or other equity, so long as such proposed transferee or assignee agrees in writing to be bound by the terms and conditions of this Agreement. Except as provided above, any attempted assignment of the rights or delegation of the obligations under this Agreement shall be void without the prior written consent of the non-assigning or non-delegating party. In the case of any permitted assignment or transfer of or under this Agreement, this Agreement or the relevant provisions shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the parties hereto.

7.10     Force Majeure

Neither party shall be liable to the other for its failure to perform any of its obligations under this Agreement or any Exhibit, during any period in which such performance is delayed because rendered impracticable or impossible due to circumstances beyond its reasonable control, provided that the party experiencing the delay promptly notifies the other of the delay.

7.11     Remedies

The parties stipulate that the legal remedies of any party in the event of any default or threatened default by the other party in the performance of or compliance with any of the terms of this Agreement are not and shall not be adequate, and that such terms may be specifically enforced by a decree for specific performance of any agreement contained herein or by an injunction against a violation of any of the terms of this Agreement or otherwise. Except as specifically provided in this Agreement, no remedies in this Agreement are exclusive of any other remedies but shall be cumulative and shall include all remedies available hereunder or under any other written agreement or in law or equity, including rights of offset.

7.12     Entire Agreement

This Agreement constitutes the complete agreement between the parties and supersedes all previous agreements or representations, written or oral, with respect to the Products and services specified herein. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party.

It is expressly agreed that any term and conditions of the VAR's purchase order shall be superseded by the terms and conditions of this Agreement. This Agreement shall also supersede the terms of any unsigned license agreement included in a package for Forte-furnished software.

7.13     Escrow

Forte represents that it has deposited with an escrow agent copies of the source code and reasonable technical documentation for all the most recent versions of the Products licensed under the Agreement, pursuant to a Technology Escrow Agreement with such escrow agent, a copy of which has been provided to VAR. Upon VAR's execution of the instrument enrolling VAR as a party to the Technology Escrow Agreement attached as Exhibit G, VAR shall be entitled to receive a copy of the escrowed source code and documentation from the escrow agent in the event Forte becomes insolvent, is a party to a bankruptcy filing, ceases business operations generally or ceases to make available maintenance or support services for the then-current version of the licensed Product. Forte shall pay all relevant escrow fees to the escrow agent. In the event VAR receives the escrowed source code and documentation, VAR shall have the royalty-free, nonexclusive, perpetual right to use such source code solely for use in maintaining and supporting the licensed Products under the terms of this Agreement. All such source code, as delivered or modified, shall constitute Confidential Information of Forte for purposes of Section 7.1 of the Agreement, and VAR shall not disclose the source code or its modifications to others or permit others to copy the source code or modifications thereof. Forte shall update the deposited material within thirty (30) days after each major update to the licensed Product. Forte

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

acknowledges VAR's right to request and receive verification from the escrow agent (and/or Forte) confirmation that Forte has deposited source materials as obligated under this paragraph.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

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                                   Exhibit A
                                   ---------

                             Forte Software, Inc.
                             -------------------

                            VAR Fees and Royalties
                            ----------------------



1. VAR License Fee. The parties agree that this Agreement supersedes the previous VAR agreement between the parties regarding distribution of the VAR Application. Forte acknowledges that VAR has previously paid all VAR license fees owed under such previous agreement. In consideration for payment of such license fees, the license to VAR pursuant to Section 2.1 is with respect to the following Products and components:

         Products
         --------
         Forte Application Environment
         Forte Express
         Forte WebEnterprise (previously known as WebSDK)

         Components
         ----------
         5 Designated Developers
         Unlimited Client Environments
         Unlimited Server Environments
         Unlimited RDMBS Development Interfaces
         1 Shared Repository
         1 Documentation Set of Forte (both Hardcopy and CD ROM)

2.       Additional Designated Developer and Other License Fees. The fee for
         ------------------------------------------------------
each additional Designated Developer license is [*]. Other items may be licensed for the fees set forth in the Price List.

3.       Support Fees. Annual Support Fees for the license pursuant to Section
2.1 shall equal 18% of Forte's then-current Core System (as defined below) list price (currently $75,000).

Annual Support Fees for Products or license components not listed in Section 1 above shall be the Support Fee then charged by Forte, multiplied by the then-current list price of the item acquired.

4. Sublicense Fees. Upon shipment of the VAR Application or invoicing of a Sublicensee for the license of the VAR Application, whichever occurs first, VAR agrees to pay Forte a Sublicense fee (due as described in the Agreement) as follows:

               a.   Standard VAR Application Sublicenses. For each Standard
VAR Application Sublicense (defined below) VAR agrees to pay Forte a Sublicense fee equal to:

               i) [*] of VAR's net license revenue from such Sublicense if the Sublicensee does not purchase a Full Use License (as defined in Section 3.1) for a Core System (as defined below) from Forte or VAR; or

               ii) [*] of VAR's net license revenue from such Sublicense if the Sublicensee purchases a Full Use Core System license (plus first year maintenance and support) directly from Forte or VAR prior to or simultaneously and in connection with the VAR Application license (i.e., a then-current Forte customer who does not buy a Core System license in connection with the VAR Application would not trigger this clause).

               b. Extended VAR Application Sublicenses. For each Extended VAR Application Sublicense (defined below) the following terms shall apply:

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

               i) VAR shall pay Forte a Sublicense fee equal to [*] of VAR's net license revenue from such Sublicense, subject to paragraph iv below regarding Enterprise Customers;

               ii) the Sublicensee will be also be required to purchase at a minimum, one Full Use License for a Core System from Forte or VAR, which Forte agrees to provide at its then-current local list price, plus first year maintenance and support. This Full Use License is not required if the Sublicensee or a Delivery Partner has already acquired at least one Full Use License for a Core System and has unassigned Designated Developer seats sufficient for the applicable project. If the Sublicensee or Delivery Partner has already acquired a Core System license, but all Designated Developer seats have been assigned, the Sublicensee shall only be required to purchase additional Designated Developer licenses sufficient for the applicable project.

Additional Designated Developer licenses, if needed, can be purchased by the Sublicensee, VAR and/or the Delivery Partner. If the Delivery Partner has a re-usable development license arrangement with Forte, additional development licenses could be obtained for the re-use fee due under that Delivery Partner's agreement with Forte. However, unless otherwise agreed by Forte and such Delivery Partner, such reusable development licenses are "project specific" and may not be used for non-VAR Application development. All additional Designated Developer licenses require the purchase of first year maintenance and support from Forte.

               iii) VAR shall not be required to obtain rights to include in the VAR Application and VAR Application-related functionality created by Sublicensees or their Delivery Partners, nor shall the Sublicensee be required to purchase Full Use and/or Runtime licenses to utilize any such new VAR Application-related functionality. Runtime licenses would, however, be required for a Sublicensee's deployment of functionality outside the scope of the VAR Application.

               iv) in the event VAR or a Distributor grants an Extended VAR Application Sublicense to any Enterprise Customer (defined below) during the initial three year term of this Agreement, Forte shall not be entitled to any Sublicense fees in connection with such VAR Application licenses; provided, however, that VAR shall remain liable to Forte for annual Technical Support fees for such Sublicenses on the terms set forth in Section 6 below as if such Sublicense fees had been paid to Forte. At the request of VAR, Forte shall provide information regarding a customer to indicate whether such customer is an Enterprise Customer.

               c. VAR Application Development System. For each Sublicense of a VAR Application Development System (defined below) VAR agrees to pay Forte a Sublicense fee [*] of VAR's net license revenue from such Sublicense. Each VAR Application Development System Sublicense will expressly state that it does not include a license to use the Products for development, and that Product licenses are available directly from Forte.

               d. Transaction-based or Account-based Sublicenses. For the initial three years of this Agreement, VAR shall have the right to enter into "Variable Fee" VAR Application Sublicenses under which VAR receives a recurring royalty from the Sublicensee based on the number of accounts or transactions serviced by the VAR Application. Such Variable Fee Sublicenses will have a maximum term of four years. Forte will receive a Sublicense fee equal to [*] of cash license fee collected from each such Variable Fee Sublicense for the entire term of each such Variable Fee Sublicense. On or before the expiration of such three year term, both companies will evaluate and discuss in good faith the appropriate revenue sharing and other terms for Variable Fee Sublicenses from then forward.

         e. Pre-paid Sublicense Fees. Forte acknowledges and agrees that VAR currently has a pre-paid Sublicense fee balance of [*], which may be applied dollar for dollar solely against Sublicense fees due Forte hereunder on Sublicenses of the VAR Application, but not Core Systems.

5.  Definitions.

         a. "Standard VAR Application" means the current shipping standard release of the VAR Application which permits the performance of up to 90 person-days of initial development using the Products. Development performed without the Products (such as using the VAR Application Workflow editor, Non-Product generated scripts and tools, C++ programming language or any Java Software Development Environment) are not counted in the 90 days.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

         b. "Extended VAR Application" means the current shipping standard release of the VAR Application where more than 90 person-days of initial development using the Products will be performed. Development performed without the Products (such as using the VAR Application Workflow editor, Non-Product generated scripts and tools, C++ programming language or any Java Software Development Environment) is not counted in the 90 days.

         c. "VAR Application Development System" means a VAR Application licensed by VAR to its customers, global system integrator partners, and/or Delivery Partners, for end user development, training, demonstration, and/or vertical application development activities. Product Sublicenses pursuant to
Section 3.1 are not deemed licenses of the VAR Application Development System.

         d.    "Net license revenue" for Standard VAR Application, Extended
VAR Application, and VAR Application Development System transactions means the net license fee amount invoiced to the applicable Sublicensee net of product returns and credits. For Variable Fee Sublicenses, it shall mean VAR's net cash receipts from the applicable Sublicensee.

         e. A "Core System" shall mean 1 Client Environment, 5 Designated Developers for the Forte Application Environment, 10 Runtime Users, 1 Server Environment, 1 Development Server, 1 RDBMS Interface, 1 Shared Repository, 1 Documentation Set on both hard-copy and CD-ROM, and 5 student days of training.

         f. "Enterprise Customer" is defined as a Forte customer which, simultaneously with or prior to Sublicensing the VAR Application from VAR, has obtained Full-Use Product licenses from Forte either (A) under a "site license" allowing use of unlimited quantities of Product licenses by such customer, or
(B) in a single transaction following December 31, 1996 which included such customer's payment of at least [*] of recognizable license revenue to Forte and on which Forte and VAR worked together leading up to such single transaction. Up to once annually, VAR shall have the right to engage an independent accountant to audit the accounting books and records of Forte to verify whether a customer is an Enterprise Customer.

6.  Full Use Licenses.

         a. For each Full Use License, VAR shall pay to Forte a "Full Use Sublicense Fee" equal to Forte's then-current Core System list price in the country or countries in which the Full Use Sublicense will be used. The current Forte Price List is attached hereto as Exhibit I. Full Use Sublicense Fees are due net 30 days from the Shipment Date of the applicable Core System Product. If VAR issues a written Full Use Sublicense quote and such quote is accepted by the applicable Sublicensee, for a period of ninety (90) days after the date of submission of the quote to the Sublicensee, the Full Use Sublicense Fee payable by VAR with respect to the Products identified in the quote shall be based on the Forte Price List in effect on such date.

         b. VAR is free to determine unilaterally the Full Use Sublicense Fees; provided that all Full Use Sublicenses shall otherwise comply with Forte's then current internal pricing and configuration guidelines.

         c. Forte shall not be required to provide primary technical support to Sublicensees receiving a Full Use Sublicense in accordance with Section 3.2 of the Agreement with respect to use of the VAR Application; provided, however, that if such Sublicensee uses the Core System outside the scope of the VAR Application, such Sublicensee will be required to obtain and pay for technical support directly from Forte pursuant to a separate Support Agreement between Forte and the Sublicensee. VAR shall refer all support inquiries on projects outside the scope of the VAR Application to Forte.

7. Technical Support for Sublicenses. On September 1 of each year during the
   ---------------------------------
term of this Agreement VAR shall pay Forte an annual technical support services fee [*] of the then current Cumulative Sublicense Fees (including Full Use Sublicense Fees) paid or owed by VAR attributable to all actively supported Sublicensees that have acquired annual technical support services for the VAR Application as of such date.

8. VAR/MCI Agreement. VAR acknowledges that on or around December 31, 1997 it
   -----------------
entered into an agreement with MCI Systemhouse ("MCI Agreement"). Within two months from the Effective Date of this Agreement, VAR agrees to allow Forte's counsel the one-time right to review (on VAR's premises) those portions of the MCI Agreement that are potentially relevant to the Products. Thereafter and for the term of this Agreement, VAR agrees

----------
[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

to allow Forte's counsel the right to review the "pre-payment" provisions of the MCI Agreement. Forte agrees that the MCI Agreement is VAR Confidential Information.

9. Joint Marketing and Seminars. The parties agree to engage in joint marketing
   ----------------------------
activities and to conduct joint seminars for prospective customers, pursuant to a program to be mutually defined and implemented by the parties.

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   Exhibit B
                                   ---------

                                  Order Form
                                  ----------

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   Exhibit B

                                   ORDER FORM
              VALUE-ADDED RESELLER LICENSE AND SERVICES AGREEMENT

VAR INFORMATION
Sold To:                                    Ship To:  Same as Sold To             Bill To:  Same as Sold To
Address:                                    Address:                              Address:
City:                                       City:                                 City:
State:          Zip:                        State:               Zip:             State:                  Zip:
Country:                                    Country:                              Country:
Contact:                                    Contact:                              Contact:
Phone:                                      Phone:                                Phone:
Fax:                                        Fax:                                  Fax:

TECHNICAL SUPPORT CONTACTS
Primary:                                    Secondary
Name:                                       Name:
Address:                                    Address:
City:                 State:                City:                      State:
Country:        Zip Code:                   Country:             Zip Code:
Contact:                                    Contact:
Phone:                                      Phone:
Fax:                                        Fax:

LICENSES
Product                                             Qty.            Price/Unit  Line Total
                                                                    $           $
VAR License
     Forte Application Environment
     Forte Express, Forte Web SDK
(Includes Five Developers, and Unlimited Client
 Environments, Server Environments and RDBMS's)
Other:_____________________________
LICENSES TOTAL                                                                  $________________

                                   ORDER FORM
              VALUE-ADDED RESELLER LICENSE AND SERVICES AGREEMENT

SERVICES

TECHNICAL SUPPORT                                         $                             $

Consulting*                                               $                             $
Training*                                                 $                             $

     License and Services Subtotal:                                                     $_______
     Sales Tax (where applicable)                                                       $_______
GRAND TOTAL                                                                             $_______

ADDITIONAL TERMS:

* Consulting and training must be utilized within 6 months of the Effective Date of this Order Form.

This order is placed subject to the terms and conditions of the Value-Added Reseller License and Services Agreement dated:______.

The Effective Date of this Order Form is:______________.

Executed by VAR                                 Executed by Forte Software, Inc.

Signature:_________________________________     Signature:_____________________________________

Name:______________________________________     Name:__________________________________________

Title:_____________________________________     Title:_________________________________________

                                   Exhibit C
                                   ---------

                          VAR Application Description
                          ---------------------------


         The VAR Application is VAR's CCS product, as described below.

I.       CHORDIANT CCS PRODUCT DESCRIPTION

Chordiant CCS - Customer Communications Solution(TM) - integrates customer communications points and customer facing applications with legacy databases, the web server, email/fax systems, telephony systems and existing business critical applications to create an enterprise-wide solutions serving multiple business units and customer types.

Chordiant CCS(TM) includes a set of applications, business services, distributed workflow engine called "Workflow Sequencing Object Processing - WSOP(TM)", and system services, interfaces and data management. The Chordiant CCS(TM) 1.4 and
1.5 releases are packaged and delivered as a system which includes the Chordiant CCS ChorApps(TM), Chordiant CCS ChorObjects(TM), and Chordiant CCS ChorServices(TM). The ChorObjects(TM) and ChorServices(TM) are also referenced as the Chordiant CCS Foundation System.

Chordiant CCS ChorApps(TM) (Applications) consist of the customer facing applications, business management applications, operational management applications, system administration and a variety of self-serve applications designed for integration with web sites and telephony devices. Chordiant CCS(TM) applications are dynamically created at time of customer inquiry and transaction based on the customer profile and request; applicable customer and business processes; together with the supporting business services and customer data. The dynamic ability to create applications is called P3 Active(TM) and is a result of technology provided by the Chordiant CCS Workflow Sequencing Object Processing(TM) (WSOP(TM)) system.

Chordiant CCS(TM) applications are role-based and cover all the functionality required by the CR (Customer Representative) for customer information, service, marketing and selling functions; the Business Analyst/Management for defining and managing business processes, workflows and transactions; Marketing Management for management of campaigns, offerings and customer information; and the call center Operational Management for data maintenance, center operations, human resource scheduling, and system administration. Chordiant applications are workflow driven and are built from the hundreds of business services and objects provided in Chordiant CCS(TM), along with third party services provided by Chordiant's customers, system integration partners and technology partners.

Chordiant CCS ChorObjects(TM) (Business Services, Objects and Workflow system) contains the business objects integrating your best customer and business practices together with the WSOP(TM) system, workflow components, workflow management, a workflow editor and management functions. This layer provides the rich set of business objects that are common across industries which when attributed and data enabled for a particular company reflect the company's specific customer and business processes, policies and transactions.

Chordiant CCS ChorServices(TM) provides the business services to create the IT infrastructure for Chordiant CCS(TM) and to provide connectivity to telephony systems, internet, data networks, data base systems and transaction systems. ChorServices(TM) provides the services enabling customer communications; data access, management and routing; access and data interfaces to enterprise legacy and transaction systems and the ability to create customer interfaces into third-party applications and systems to enable financial transactions, order processing, billing, payment and other financial and business services. The ChorServices(TM) commonly integrate and communicate with a customer's telephony equipment, web servers, other application servers, legacy systems and transactional applications systems.

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT D


                          CHORDIANT CCS - RELEASE 1.5
                           NORTH AMERICA PRICE LIST

                                                                                     License Fees
                        End-User License                        ----------------------------------------------------
                      Product Description                                 Required                  Optional
--------------------------------------------------------------------------------------------------------------------
Chordiant CCS Foundation (Notes 1, 3)                                     $900,000
   .  Chordiant CCS ChorObjects (Business Services)
   .  Chordiant CCS ChorServices (System Services)
      Includes these Components:
      .  Server Platform
      .  Telephony and Communications Platform
      .  Database Management Platform
      .  Electronic Gateways
Distributed Service Centers Deployment Option (Note2)
   .  First Additional Center                                                                          $375,000
   .  Second & Subsequent Additional Centers                                                           $187,500
Additional Components (Note 2)
   .  Server Platform                                                                                  $ 25,000
   .  Telephony Platform                                                                               $ 50,000
   .  Database Platform                                                                                $ 25,000
   .  Electronic Gateways                                                                              $ 50,000
--------------------------------------------------------------------------------------------------------------------
Chordiant CCS ChorApps (Applications) (Note 1)                            $600,000
--------------------------------------------------------------------------------------------------------------------
Chordiant CCS Runtime Client Licenses
      1 - 50                                                                                           $    950
      51 - 100                                                                                         $    850
      101 - 200                                                                                        $    750
      201 - 500                                                                                        $    650
      501 - 1,000                                                                                      $    600
      1,001 - 2,000                                                                                    $    550
--------------------------------------------------------------------------------------------------------------------

                                       8.

                          CHORDIANT CCS - RELEASE 1.5
                            NORTH AMERICA PRICE LIST

                                                                                     License Fees
             Global System Integrator License (GSI)               --------------------------------------------------
                      Product Description                                 Required                  Optional
--------------------------------------------------------------------------------------------------------------------

Chordiant CCS Development System for GSI Centers (Note 4)                 $550,000
   .  Chordiant CCS ChorObjects (Business Services)
   .  Chordiant CCS ChorServices (System Services)
      Includes these Components:
          .  Client Platform
          .  Server Platform
          .  Telephony and Communications Platform
          .  Database Management Platform
          .  Electronic Gateways
   .  Chordiant CCS Delivery Model (Note 5)
   .  Chordiant CCS Developer Training
      Includes one developer training class for 10 developers

GSI Distributed Service Centers Deployment Option (Note 6)
   .  First Additional GSI Center                                                                   $300,000
   .  Second & Subsequent Additional GSI Centers                                                    $150,000
      Includes one developer training class for each center

--------------------------------------------------------------------------------------------------------------------
Chordiant CCS Reference Applications                                      $100,000
--------------------------------------------------------------------------------------------------------------------
Chordiant CCS Development System Client Licenses
          1 - 50 (per client license fee)                                                           $   2000
          51 - 100                                                                                  $   1500
          10l- 200                                                                                  S   1250
          201- 500                                                                                  $   I000

--------------------------------------------------------------------------------------------------------------------

                                       9.

                          CHORDIANT CCS - RELEASE 1.5
                           NORTH AMERICA PRICE LIST


                         Description of Services                                              Service Fees
Chordiant CCS Annual Maintenance and Support (Note 7)
   .  Premier End-User Support for Chordiant CCS                                     25% of Chordiant CCS
      Product License Fee                                                            Product License Fee
      (12 Months of 7 Days x 24 hours support)
   .  Standard End-User Support for Chordiant CCS                                    20% of Chordiant CCS
      Standard Product                                                               Product License Fee
      (12 Months of Monday - Friday, 24 hours support)
   .  Developer Support for Chordiant CCS                                            $14,000.  Per Client License
      Development System Support - 12 Months
   .  Developer Support for Chordiant CCS                                            $ 8,500.  Per Client License
      Development System Support - 6 Months
------------------------------------------------------------------------------------------------------------------------------
Chordiant CCS Professional Services
   .  Chordiant Systems Integration                                                  Quote
   .  Chordiant Installation and Deployment                                          Quote
   .  Chordiant Application Consulting                                               Quote
   .  Chordiant Business Analysis Consulting                                         Quote
   .  Chordiant Development Facility Use                                             $ 2,500 Per Day, Per Seat
------------------------------------------------------------------------------------------------------------------------------
Chordiant Gold Team Assessment Service
   .  Chordiant Gold Team Assessment                                                 $80,000 Per Engagement

------------------------------------------------------------------------------------------------------------------------------
Chordiant CCS University (Note 3)
   .  CCS Enablement Training                                                        $ 500 Per Day, Per Student
   .  CCS User Training                                                              $ 325 Per Day, Per Student

------------------------------------------------------------------------------------------------------------------------------
Chordiant CCS Documentation
   .  Complete Documentation Sets (Additional)                                       $ 1,000 Each
   .  Single Library Set                                                             $ 500 Each
   .  Single Book                                                                    $ 150 Each

------------------------------------------------------------------------------------------------------------------------------

                                      10.

                          CHORDIANT CCS - RELEASE 1.5
                           NORTH AMERICA PRICE LIST

PRICE LIST NOTES:

1. License Fees for Chordiant CCS Foundation and Chordiant CCS Applications Chordiant CCS Foundation is licensed for a single customer service center and a single development site within one corporate subsidiary and/or business unit. Chordiant CCS Foundation includes; ChorServices and ChorObjects and one license of the telephony, database and web/electronic services components. Each corporate subsidiary and/or business unit is required to license a complete Chordiant CCS Foundation and Reference Application license.

2.  License Fees for Additional Service Center Sites
    Additional license(s) for second and subsequent Distributed Service Center Sites are required within a single corporate subsidiary and/or business unit where users in those sites are accessing Chordiant CCS.

3.  Chordiant CCS End-User Development Tools
    Chordiant CCS 1.5 includes development tools for End-User development purposes.
    Chordiant CCS 1.5 includes the Chordiant CCS Workflow Editor, Chordiant CCS Business Services, Chordiant CCS Reference Applications and one copy of the Forte TOOL development system. Additional licenses and copies of Forte TOOL Development System and Tools are available directly from Forte Software.

4.  License Fees for Chordiant CCS Development System for GSI Partners
    Chordiant CCS Development System License for Chordiant contracted Global System Integrator (GSI) partners is a single development center site license in support of the GSI Partner's training, demonstration and vertical application development activities. This license is not applicable to end-user development work, end-user development projects require the Chordiant CCS End-User Development System product and license. The development system software includes one copy of the Chordiant CCS supported client, server, telephony and database objects and one electronics services facility. The Forte Development System and Tools are not included with the Chordiant CCS Development System. The Forte Development System and Tools is available directly from Forte Software.

5.  License of Chordiant CCS Delivery Model
    Chordiant CCS GSI Development System and license for use on the specified end-user development project only.

6.  License Fees for Additional GSI Development Center Sites
    License(s) for additional GSI Development Center Sites where Chordiant CCS Development System is deployed to serve the GSI Partner's training, demonstration and vertical application development activities.

                                      11.

    This license(s) is not applicable to end-user development work, end-user development projects require the Chordiant CCS End-User Development System product and license.

7.  Chordiant CCS Annual Maintenance and Support
    Chordiant CCS Annual Maintenance and Support services are provided and billed on an annual basis under separate agreement.

8.  Chordiant CCS University Training Classes
    The indicated fees apply to Chordiant CCS training conducted at Chordiant Software, Inc. Chordiant CCS University in Cupertino, California. Training at client locations can be made available by arrangement.

9.  North America and International Price Lists
    This Price List is for use with customers and partners in North America. See our international price list for regions outside of North America.

                                      12.

                          CHORDIANT CCS - RELEASE 1.5
                           INTERNATIONAL PRICE LIST

                                                                                     License Fees
                                                                                    (U.S. Dollars)
                        End-User License                          --------------------------------------------------
                      Product Description                                 Required                  Optional
--------------------------------------------------------------------------------------------------------------------
Chordiant CCS Foundation (Notes 1, 3)                                    $1,350,000
   .  Chordiant CCS ChorObjects (Business Services)
   .  Chordiant CCS ChorServices (System Services)
     Includes these Components:
     .  Server Platform
     .  Telephony Platform
     .  Database Platform
     .  Electronic Gateways
Distributed Service Centers Deployment Option (Note2)
   .  First Additional Center                                                                        $562,500
   .  Second & Subsequent Additional Centers                                                         $281,250
Additional Components (Note 2)
   .  Server Platform                                                                                $ 37,500
   .  Telephony Platform                                                                             $ 75,000
   .  Database Platform                                                                              $ 37,500
   .  Electronic Gateways                                                                            $ 75,000
--------------------------------------------------------------------------------------------------------------------
Chordiant CCS ChorApps (Reference Applications) (Note 1)                 $  900,000

--------------------------------------------------------------------------------------------------------------------
Chordiant CCS Runtime Client Licenses
      1 - 50                                                                                         $  1,625
      51 - 100                                                                                       $  1,475
      101- 200                                                                                       $  1.325
      201- 500                                                                                       $  1,150
      501 - 1,000                                                                                    $  1,075
      1,001 - 2,000                                                                                  $  1,000
--------------------------------------------------------------------------------------------------------------------

                                      13.

                          CHORDIANT CCS - RELEASE 1.5
                           INTERNATIONAL PRICE LIST


                                                                                           Service Fees
                     Description of Services                                              (U.S. Dollars)
------------------------------------------------------------------------------------------------------------------------------
Chordiant CCS Annual Maintenance and Support (Note 7)
   .  Premier End-User Support for Chordiant CCS                                     25% of Chordiant CCS
      Standard Product                                                               Product License Fee
      (12 Months of 7 Days x 24 hours support)
   .  Standard End-User Support for Chordiant CCS                                    20% of Chordiant CCS
      Standard Product                                                               Product License Fee
      (12 Months of Monday - Friday, 24 hours support)
   .  Developer Support for Chordiant CCS                                            $18,000 Per Client License
      Development System Support - 12 Months
   .  Developer Support for Chordiant CCS                                            $11,250 Per Client License
      Development System Support - 6 Months
------------------------------------------------------------------------------------------------------------------------------
Chordiant CCS Professional Services
   .  Chordiant Systems Integration                                                  Quote
   .  Chordiant Installation and Deployment                                          Quote
   .  Chordiant Application Consulting                                               Quote
   .  Chordiant Business Analysis Consulting                                         Quote
   .  Chordiant Development Facility Use                                             $ 2,500 Per Day, Per Seat
------------------------------------------------------------------------------------------------------------------------------
Chordiant Gold Team Assessment Service
   .  Chordiant Gold Team Assessment                                                 $80,000 Per Engagement

------------------------------------------------------------------------------------------------------------------------------
Chordiant CCS University (Note 5)
   .  CCS Enablement Training                                                        $ 500 Per Day, Per Student
   .  CCS User Training                                                              $ 400 Per Day, Per Student

------------------------------------------------------------------------------------------------------------------------------
Chordiant CCS Documentation
   .  Complete Documentation Sets (Additional)                                       $ 1,200 Each
   .  Single Library Set                                                             $ 500 Each
   .  Single Book                                                                    $ 150 Each

------------------------------------------------------------------------------------------------------------------------------

                                      14.

                          CHORDIANT CCS - RELEASE 1.5
                           INTERNATIONAL PRICE LIST

PRICE LIST NOTES:

1. License Fees for Chordiant CCS Foundation and Chordiant CCS Applications Chordiant CCS Foundation is licensed for a single customer service center and a single development site within one corporate subsidiary and/or business unit. Chordiant CCS Foundation includes; ChorServices and ChorObjects and one license of the telephony, database and web/electronic services components. Each corporate subsidiary and/or business unit is required to license a complete Chordiant CCS Foundation and Reference Application license.

2.   License Fees for Additional Service Center Sites
     Additional license(s) for second and subsequent Distributed Service Center Sites are required within a single corporate subsidiary and/or business unit where users in those sites are accessing Chordiant CCS.

3.   Chordiant CCS End-User Development Tools
     Chordiant CCS 1.5 includes development tools for End-User development purposes. Chordiant CCS 1.5 includes the Chordiant CCS Workflow Editor, Chordiant CCS Business Services, Chordiant CCS Reference Applications and one copy of the Forte TOOL development system. Additional licenses and copies of Forte TOOL Development System and Tools are available directly from Forte Software.

4.   Chordiant CCS Annual Maintenance and Support
     Chordiant CCS Annual Maintenance and Support services are provided and billed on an annual basis under separate agreement.

5.   Chordiant CCS University Training Classes
     The indicated fees apply to Chordiant CCS mining conducted at Chordiant Soft, rare, Inc. Chordiant CCS University in London, England and Cupertino, California. Training at client locations can be made available by arrangement.

6.   International Price List
     This Price List is for use with customers and partners in Europe, Middle-East, Africa, South America, Pacific Rim and Asia regions. All prices are in U.S. Dollars.

                                      15.

                            Runtime Server Pricing
    To use these charts, find the number of concurrent users at runtime and then read down the column to find the runtime server pricing.

Users       0           51          101          151          201          251          301        351         401           451
           50          100          150          200          250          300          350        400         450           500
---------------------------------------------------------------------------------------------------------------------------------
Servers
        -------------------------------------------------------------------------------------------------------------------------
      1  $15,000                                                                   Below        Initial         Runtime
                                                                                   Server Charge
      2  +$8K/svr    $30,000                                                       Pricing fixed at first value in column

      3              +$8K/svr    $45,000

      4                          +$8K/svr     $60,000

      5                                       +$8K/svr     $75,000

      6                                                    +$8K/svr     $90,000

      7                                                                 +$8K/svr     $105,000

      8                                                                              +$8K/svr     $120,000

      9                                                                                           +$8K/svr     $135,000

     10                                                                                                        +$8K/svr    $150,000

     11                                                                                                                    +$8K/svr


Users      501          551          601          651          701          751          801        851         901           951
           550          600          650          700          750          800          850        900         950           1000
-----------------------------------------------------------------------------------------------------------------------------------
Servers
        ---------------------------------------------------------------------------------------------------------------------------
     11  $165,000                                                                  Below        Initial
                                                                                   Server Charge
     12  +$8K/svr     $180,000                                                     Pricing fixed at first value in column

     13               +$8K/svr    $195,000

     14                           +$8K/svr     $210,000

     15                                        +$8K/svr     $225,000

     16                                                     +$8K/svr     $240,000

     17                                                                  +$8K/svr    $255,000

     18                                                                              +$8K/svr    $270,000

     19                                                                                          +$8K/svr      $285,000

     20                                                                                                        +$8K/svr   $300,000

     21                                                                                                                   +$8K/svr
------------------------------------------------------------------------------------------------------------------------------------

The Initial Runtime Server Charge licenses an increasing number of servers as the number of users increases. This gives sites great flexibility for satisfying their server needs. For example, for 500 users, the Initial Server Runtime Charge licenses the site for up to 10 servers at an Initial Runtime Server Charge of $150,000. The customer has the option of implementing their system as a single, large server or up to 10 different servers -- all for the same price. Additional servers licenses for this site, beyond the included 10 Servers, are available for $8,000 per Runtime Server.

For sites with greater than 1,000 users, the Initial Runtime Server Charge is $15,000 per 50 Runtime Users. For sites with 1000 users, the site is licensed for up to 20 servers at an Initial Server Charge of $300,000. For every additional 50 Runtime Users, the site is authorized for an additional Runtime Server. Sites with greater than the number of servers covered by the Initial Server Charge must purchase licenses for the additional servers at $8,000 per server.

Note:  Each Runtime Server License includes:
       .  Right-to-copy server runtime license
       .  Right-to-copy database runtime licenses
       .  Right-to-copy network protocols

                                      16.

Basic Guidelines

1.  Each separate development site must buy a Core System.

2. For each different platform used for deployment, at least one such development environment must be purchased.

3. Developers are "designated licenses", not "concurrent licenses". See definition of Forte Developer License.

4. The server development license included in the Core System is for development only. If the same machine will be used for deployment, Runtime Server licenses are required (per Runtime Server matrix).

5. Volume discounts on Developers and Runtime Users are only available when purchased as part of a single order. For example, if a customer purchases 200 concurrent Runtime User licenses and two years later wants to purchase another 200 Runtime User licenses, the second 200 Runtime Users would not qualify for the next highest discount rate.

6.  International Uplift can be waived on deployment licenses that will be
                                          ----------
    deployed outside the U.S. and Canada but will be supported internally by the customer's U.S. or Canadian support organization and Forte's U.S. tech support group.

Support & Maintenance

1. Telephone support and on-going product maintenance are 18% of the list price of the product(s). Support and maintenance charges are due in advance, annually.

2. Contact with Forte telephone support must be made through one of three designated support contacts.

                                      17.

                                   Exhibit E
                                   ---------
                   Sublicense Agreement Required Provisions
                   ----------------------------------------

Each Sublicense agreement shall refrain from making any warranty on Forte's behalf, and shall include, at a minimum, contractual provisions which:

1) Except for a Full Use License or where such a restriction is not permitted by applicable law, prohibit use of the Products except in connection with the Sublicensee's use of the VAR Application.

2) Prohibit duplication (beyond the number of licensed copies) of the Products except for temporary transfer in the event of CPU malfunction and a reasonable number of backup or archival copies.

3) Prohibit timesharing, except for transaction-based or account-based Sublicenses as permitted under Section 4(d) of Exhibit A; or rental of the Products.

4) Prohibit reverse engineering, disassembly, decompilation, or other attempt to derive source code of the Products, except and as to the extent permitted by applicable law.

5)    Prevent title from passing to the Sublicensee.

6) To the extent legally possible, disclaim Forte's liability for any indirect, incidental, or consequential damages arising from the use of the Products.

7) Require the Sublicensee, at the termination of the Sublicense, to discontinue use and destroy or return to the VAR the Products, Documentation and all archival or other copies of the Product except for a reasonable number of archival copies.

8) Require the Sublicensee to comply fully with all relevant export laws and regulations of the United States and of other countries in which the Products will be used to assure that neither the Products, not any direct product thereof, are exported, directly or indirectly, in violation of United States or other applicable law.

9) Allow VAR to audit the Sublicensees use of the VAR Application and the Products.

10)   Allow VAR to comply with Section 3.1 (l) of this Agreement.

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   Exhibit F
                                   ---------
                      Forte Technical Support Users Guide
                      -----------------------------------

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                            FORTE TECHNICAL SUPPORT
                                  USER'S GUIDE


                                      1.

Table of Contents

Welcome to Forte Technical Support.................   3
     How to Register for Technical Support.........   3
     Your Technical Contacts.......................   3
     How to Reach Technical Support................   4
     How to Change License Information.............   4
Types of Assistance Offered........................   4
     Problem Description/Troubleshooting...........   5
     Support Limitations...........................   5
How To Make A Support Call.........................   6
     Before You Call...............................   6
     Describing the Problem........................   6
     Making the Call...............................   7
     Call Tracking System..........................   7
     Modem Access..................................   8
How Forte Resolves your Call.......................   8
     Call Ranking and Response Time................   8
     Calling Us Back...............................  10
     Call Escalation...............................  10
     Call Resolution...............................  11
     Making Test Cases.............................  11
     Fixing a Defect...............................  11
     Release Management Process....................  12
     Feedback on the Quality of Technical Support..  12
Other Forte Services Offered.......................  12
     Training......................................  12
     Consulting....................................  13
     Documentation.................................  13
     Special Interface Projects....................  14
     Ordering more copies..........................  14

Appendix
Forte Technical Support Call Log Form
Forte Technical Support Registration Form
Forte Sales Office Locations - USA
Forte Sales Office Locations - International


                                      2.

                                   EXHIBIT F

                            FORTE TECHNICAL SUPPORT
                                  USER'S GUIDE

Welcome to Forte Technical Support

     At Forte, we believe that service, technical support, training, and consulting are just as important as the features and functions you receive when you purchase our software products. We can provide you with a spectrum of support--when you need it, whom you need it, and in the format that best suits your requirements. This guide provides you with everything you need to know about Forte Technical Support.

     How to Register for Technical Support

     Once you have purchased a support agreement from Forte, you will need to fill out a Technical Support Registration form and fax it to us at 510-869-2010. This form provides us with the details of your site and the names of the personnel you have authorized to call Technical Support. This is where you will list your Primary Technical Contact (see below). This form is included in the appendix of this booklet and another form will be mailed to you after you purchase support,

     Your Technical Contacts

     You should designate one primary technical contact and two backup contacts for each Forte license.

     The primary contact is the focal point for contact with Forte Technical Support as well as internal support within your organization. This person should:

     .    Be your Forte expert

     .    Have the opportunity to gain Forte expertise over a wide range of uses

     . Be able to determine whether a particular issue should be referred to Forte Technical Support

     .    Be accessible to all Forte users within your organization

     .    Be able to provide timely response

     Each backup contact should be a co-worker of the primary technical contact, he at the same location, and be able to perform these duties in the absence of the primary contact.

     We feel it is essential that the primary and backup technical contacts (and preferably all Forte users) complete the full recommended Forte Training as outlined in the Forte Education Brochure.

                                      3.

     The ability of your primary or backup contact to communicate effectively with Forte Technical Support will ultimately determine how effective our service is for your organization.

     These arrangements ensure your organization has information on, and control of your important technical relationship with Forte. When you contact Forte, we know you have already cried to resolve the issue and see the issue as important to your organization.

     How to Reach Technical Support

          Technical Support Hotline (510) 451-5400

     The Technical Support Center is available from 8:00 a.m. to 6:00 p.m. Pacific time Monday through Friday, excluding United States public holidays.

     You will speak to a Technical Support dispatcher, who will take your call details and the initial problem description. The dispatcher will also tell you your call number and your call will then be transferred to a Technical Support Specialist, if one is available. If you call during a time when the Support Center is not available, you will be prompted to leave us voicemail and your call will be logged when the Support Center opens in the morning.

          Fax Number (510) 869-2010

     This is the fax number for Forte Technical Support in case we require you to fax us some information about your problem. We recommend that you fax this information to us after you have called the Technical Support Hotline and received a call reference number, which you should include on the fax.

          Internet Address support@forte.com

     This is the interact address for Forte Technical Support should you decide to e-mail your question rather than use the telephone. If you send us a question via e-mail, your Forte call number will be e-mailed back to you.

     Please note that Forte provides an Internet Call Form on your product release media. Please complete the form with as much detail as possible so that we will have enough information to begin working on your call.

     How to Change License Information

     If you move, change phone numbers, or have personnel changes relating to your designated Technical Support contacts, please let us know so we can update our database. To make any changes, call Forte Technical Support and give us the new information. We will update the customer database and inform the other Forte department.

Types of Assistance Offered


                                      4.

     Technical Support provides the following assistance to Forte licensees related to their use of the current release of the licensed software, and subject to the terms and conditions in the Forte Software License and Services Agreement.

          Assistance Provided                                Task Performed
-----------------------------------      ---------------------------------------------------------
Problem Determination                    Analyze error messages.
                                         Identify and isolate the source of the problem.
                                         Provide technical information and technical status on
                                         open problems.

Problem Resolution and Recovery          Provide problem workarounds.
Assistance                               Provide advice and guidance for operating system
                                         environment workaround.
                                         Escalate problem for immediate or scheduled fix.

Product Usage Questions                  Assist with the configuration of your operating
                                         system environment related to Forte.
                                         Product operation or functionality issues.
                                         Provide current release information such as
                                         Compatibility, enhancements, fixes, and any
                                         restrictions.

     Answering "product usage questions" may be limited to 30 minutes if we feel the questions could be answered by having the caller attend the relevant Forte training course. However, this time limit might be extended if the Support Center personnel have the time available, More extensive assistance for these questions is available by purchasing Forte Consulting (see section titled Other Forte Services for details).

     Problem Description/Troubleshooting

     Because the information you provide to Technical Support is vital to the process of problem resolution, it is important that you have prepared the problem description and supporting data, and reproduced the symptoms in a simple form.

     Forte Technical Support expects you to make a reasonable attempt to verify the error in your environment. We will always ask for the full error number that occurs; other common information that we will ask for depends on the nature of the problem.

     Support Limitations

     . We do not support Forte on uncertified hardware, compilers, or operating systems, We will talk to you about any problems you have, especially when it comes to using a new operating system. However, we do not guarantee Forte will work in environments other than those we explicitly support.

                                      5.

     . We only support Forte software products. For instance, we do not support your computer's operating system. If you need help doing something on your operating system, you need to speak to whomever supports it.

     . We will not debug your application code, or application code that you have gotten from someone else. This restriction applies to third party software, software written by consultants, and so forth. If you believe you have run into a defect in a Forte software product, you need to establish that the problem lies in our Software.

     . We do not provide free training or consulting, although we do offer them as optional purchases. We can answer simple how-to questions and we can talk to you about other topics to a limited extent, but we will not answer questions such as "flow do I design my Forte application?"

     . We support techniques or workarounds given to you by members of Forte Technical Support, unless we tell you explicitly that they are unsupported. We can talk to you about workarounds given to you by others, including other Forte employees, and if them is a problem, we can help you to understand the cause, However, we cannot guarantee that using these workarounds will not cause other problems.

How To Make A Support Call

     If you are using Forte Technical Support for the first time, you will find this section particularly useful. Please read it carefully so you will feel comfortable with the process we use to assist you.

     We advise you to keep a copy of your license and have your customer number available, in case you are asked for it when calling Technical Support.

     Before You Call

     Before you call for technical support, take a few minutes to gather The information you'll need to give the Forte Technical Support Specialist who takes your call. If you don't have the information, the resolution of your problem might be delayed.

     Describing the Problem

     Make some notes about the problem you are having. If possible, note the sequence of events leading up to the problem. Here are some questions to get you started:

     .    What were you trying to accomplish?

     . What did you do? What commands did you enter? Provide exact syntax if possible.

     .    What did you expect to happen?

     .    What happened instead? Please provide exact syntax.

                                      6.

     .    Why do you think this is a problem with Forte?.

     .    What have you tried to do to correct or understand this problem?

     . If your screen displayed any error messages, what ware they? Note the error number first then the error text,

     . Which manuals did you consult? Titles, publication dates, versions, and page numbers are important.

     Making the Call

     Now you are ready to call Forte Technical Support. This section describes how your call is handled.

     1. The Technical Support dispatcher first asks you whether your call is new or a follow, up to a previous call.

     . If it is a follow-up call, give the dispatcher your call reference number. He or she attempts to connect you to the person working on the call.

     . If it is a new call, the dispatcher enters your name into our call tracking system, You might be asked to confirm your operating system, Forte version, or other relevant information about your site.

     2. As you describe your issue or question, the dispatcher enters the details into our call tracking system. If you encountered error messages, plebe tell the dispatcher the error number first and the error message text, so that ii can be entered correctly.

     3. The dispatcher discusses the impact of the problem and asks you to help determine an appropriate priority for your call. Call priority is outlined in detail in the section rifled How Forte Resolves Your Call.

     4. The dispatcher tells you your call number and either connects you directly with a Technical Support Specialist, or gives you the timeframe during which you should expect a call back.

     All this usually takes only a few minutes. While you are on the phone with the dispatcher, please use your Forte Technical Support Call Log Form (locked in the Appendix) to record the details of your question and call number for your own reference.

     Call Tracking System

     Forte's call tracking system tracks information about each customer call. Afar verifying your customer information, the dispatcher enters the problem information into the system. From then on any of our Technical Support Specialists or dispatchers can view:

                                      7.

     .  A permanent record of your initial problem statement

     .  Details of subsequent research carried out

     .  Detail of further communication with you

     .  The current status of your call

     Modem Access

     We recommend that our customers provide us with modem access to their machines. This access, with the ability to transmit the troublesome code to Forte machines, can speed up the resolution of the problem.

How Forte Resolves your Call

     After speaking with you, the Technical Support Specialist establishes if the problem is:

     .  the result of a Forte product error

     .  the result of a user type error

     .  a product usage question

     We might ask you to send us a test case to assist in the diagnosis. If the problem is identified as being the result of a Forte product error, the test case and the diagnostic notes are immediately sent to Forte Engineering.

     Call Ranking and Response Time

     Forte Technical Support prioritizes calls based on the urgency of need, We have three ranking: of calls: Standard (Rank 3), Time Critical (Rank 2) and Emergency (Rank 1).

     Calls generally arise from two very different kinds of situations:

     . One or more programmers experience a problem during the application development process.

     . An established production installation suddenly loses some or all of its functionality, threatening data integrity or data access.

     Problems at production installations usually take top priority, but not always. The problems a team of programmers encounters during a development could conceivably outweigh the problems a single user encounters in a production environment.

     Please assist us by letting us know the impact of the problem on your business and inform us of what you think the priority should be. Response time goals are listed for each priority of call, but if a Technical Support Specialist is available at the time of your call, we will try to respond immediately.

                                      8.

          Standard Calls (Rank 3)

     Standard calls generally occur while using Forte during development, including "what if" and "how to" questions. The product Software is usable, but one or more functions might not operate as you expected. The problem may be one related to understanding Forte features or documentation. If a workaround exists, it is comparatively easy for you to implement.

     A production example of a Rank 3:

          The workstation for one of many end users is failing to properly redraw the screen

     A development example of a Rank 3:

          A programmer needs help understanding syntax errors encountered while developing an application. The "save" option does not work, and the workaround is to use the "save as" option.

     Our response time goal for Rank 3 calls is 24 business hours.

          Time Critical Calls (Rank 2)

     In time critical calls, the product software is usable, but functionality is degraded or restricted. In the case of production systems, the applications and some Forte modules remain usable, but the use of the production application itself is restricted. In the case of development systems, Forte and the development applications are unusable, or inaccessible. If a work, around exists, it is somewhat inconvenient to implement and will not be sufficient for the long term.

     A production example of a Rank 2:

          You can use parts of the production application and parts of the Forte product.

     A development example of a Rank 2:

          Development has been reduced to a minimum due to problems with the Forte development environment

          Our response time goal for Rank 2 calls is eight (8) business hours.

          Emergency Calls (Rank 1)

     Emergency calls take the highest priority. These are urgent cases where immediate he{p is needed. The production software is totally or partially inoperative, and the inability to use the software has a critical impact on your production operations. If there are known workarounds, they would be quite costly to implement.

     A production example of a Rank 1:

                                      9.

          Your financial transaction system is inoperable.

     A development example of a Rank 1:

          Your development environment is totally corrupted, thus placing critical short term projects in jeopardy.

          Our response time goal for Rank I calls is four (4) business hours. However, we will make every effort to respond immediately.

NOTE: In a Rank I situation, the first actions taken by the Technical Support Specialist, in agreement with you, are to judge whether the most critical action is to get the system up and working. If both parties agree that getting the system up and working is the top priority, be aware that you might lose diagnostic information that could help establish the cause of the problem, thus making the process of determining the cause more difficult. In the event that this diagnostic information is lost, Forte Technical Support will still make reasonable efforts to help you to determine the cause of the problem.

     If You and the Technical Support Specialist agree that there is time to collect the diagnostic information, this action will be carried out immediately.

     Calling Us Back

     Although we make every effort to keep you updated about the progress of your call, we also invite you to call to get the latest information and status. When you return a call to Forte Technical Support, please give us your call number so that we can retrieve your call status, If your call has changed in priority, please let us know so your call can be upgraded. If you have been able to solve the problem on your own, and the call can be closed, we would appreciate that information, tool.

     Call Escalation

     When a call is not being fixed within the agreed-upon time frame, the Director of Services and Support can activate the following procedure:

     .  Assign sufficient skilled personnel to investigate the problem.

     . Notify senior Forte personnel that the error has been reported and that the escalation procedure has been activated. Technical Support will notify the relevant Forte Sales Representative, Sales Manager, and senior Pre-sales Representative, and will work with these people to ensure that a business focus as well as a technical focus is maintained until the error is brought under control.

     .  Work with the customer to build an action plan to resolve the issues.

     During the period of the escalation Forte will provide regular updates to the customer at both a management and a technical level.

                                      10.

     Call Resolution

     We close a call when we have confirmed with you that the call is resolved. A call is considered resolved when:

     .  The problem is known not to recur or the defect has been rectified.

     . The apparent problem has been found to not really exist -- a misunderstanding or short term difficulty has ceased m exist.

     . The call occurred because of user inexperience and this is in the process of being rectified. In this instance. Forte strongly recommends the user attend the appropriate Font Training course,

     Making Test Cases

     In the process of diagnosing your problem, you might need to create a test case, especially if you think you have found a defect in our product.

     Please make the test case as small as possible and design it for portability. A test case should not include an entire application. It should be a subset of the application code -- for example, five to fifty lines -- and contain a small amount of data.

     In the come of narrowing down the problem, you isolate the code that causes the defect and you might realize that the problem is not a defect, but rather user error.

     When the Technical Support Specialist reports to Forte Engineering, the test case helps to ensure that when a fix is made, the fix will address your specific problem.

     Any changes to our code will be tested against your test case,

     Fixing a Defect

     Should a defect occur in a release, Forte will attempt to find a workaround for the problem. If a workaround exists, we will supply it immediately, The defect will be logged to the attention of Engineering and we will request that a fix be made in the next new feature production release, maintenance release, or customized emergency patch. When requesting a fix from Engineering, the Technical Support Specialist may ask you for help with certain information, such as:

    .  How docs the defect affect your site?

    .  What turnaround time do you request for the fix?

    . Have you tried all suggested workarounds, and if so, have they proven to be to difficult to implement?

                                      11.

     This information ensures that Engineering understands the impact on customer business, as well as the technical nature of the problem. Out Engineering resources can then be allocated on a priority basis.

     If you should discover a defect of a "showstopper" type and a workaround is not available, we can "emergency patch" the codeline for your site, Due to time constrains, this patch will undergo minimal testing, but it will be tested against your submitted test case to ensure that it meets your requirements. This patch will also be made available to or. her customers who have experienced the same reported problem.

     Release Management Process

     Forte's product plan provides for a new feature product release every 15 months or so, with a maintenance release in between. With this schedule, a great deal of dine and effort goes into testing for product quality. Therefore, it is our policy to emergency patch the codeline as little as possible, since required changes will normally be made in the maintenance and new feature releases, which are then made available to our full customer base.

     It is important that you understand the release model outlined above, and use it in the planning of your own application development schedules. You should plan to do some level of testing as early as possible before each maintenance or new feature production release. You need to work proactively with Forte Technical Support to ensure that your issues are raised and fixed within a timeframe that allows them to be incorporated into the new release schedule. In this way, we can work together to ensure your success.

     Feedback on the Quality of Technical Support

     The management and staff of the Forte Technical Support Center are committed to providing you with world class quality and responsive service. We are always interested in meeting your needs and expectations. Your suggestions for enhancing the function and effectiveness of our service are always welcome. Any comments or suggestions may be sent to the Director of Customer Services and Support or to your local sales representative.

Other Forte Services Offered

     There are other services that Forte can provide to complement Forte Technical Support.

     If you would like to order any of these services or need additional information about them, please contact your local Forte Sales Office.

     Training

     The Education Services group provides Forte users with an ever-expanding range of instruction. Classes are taught at our training centers or at customer locations. Course descriptions and current schedules are available by calling the Training Registrar at:

                                      12.

     (510) 869-2050

     or by calling your Forte sales office.

     Consulting

     Forte provides a number of on-site consulting services. In addition, Forte works closely with many integrator companies who are skilled in providing Forte application development services.

     Our consulting staff can assist you directly or in conjunction with an integrator. We offer product installation, a range of quality assurance services, technical product consulting, and Forte performance tuning, all of which are designed to help you achieve success in your system development projects.

     The Forte Consulting group can also provide specialist services and on-site technical product consulting as a partner of both the integrator and your organization.

     The benefits of using Forte Consulting Services are:

     . We provide you with an independent, experienced evaluation of your application architecture and system design to ensure that your business objectives are achieved by:

        . Correcting design problems prior to major system development to reduce costs and development time, and increase flexibility.

        . Evaluating your design techniques and approaches. Our consultants can offer ideas that might not have been considered.

     . We ask the "hard" questions and raise issues which might be difficult for your project team m address, While you retain the responsibility for the ultimate decision, alternative recommendations provide a basis for resolution.

     . We recommend design techniques for improving performance, flexibility, and productivity.

     . We assist your management with strategic planning as well as technical direction.

     . We provide on-the-job knowledge transfer to your staff by working with you on design problems. This type of training enhances the current project and the techniques you learn will be valuable in future design efforts.

     To discuss how Forte Consulting can help you, please contact your Forte Sales Office or the Director of Services and Support. We will discuss your requirements and develop a "deliverables schedule/" /to meet your objectives.

     Documentation


                                      13.

     The Forte Technical Publications group, which is part of our Engineering organization, writes and publishes all documentation manuals which are distributed with the product. Problems with documentation and suggestions to improve the manual set can be addressed to Forte Technical Support.

     If you need more copies of any Forte documentation or want pricing information, please contact your local Forte Sales office.

          Forte Manuals

     Forte has an ever-expanding list of product manuals. The manuals currently available are:

     .  Accessing Databases

     .  A Guide to the Forte Workshops

     .  Building International Applications

     .  Display Library

     .  Forte Installation Guide

     .  Framework Library

     .  Integrating with External Systems

     .  System Management Guide

     .  SystemMonitor Library

     .  TOOL Reference Manual

     .  Using Forte Express (available in early 1996)

     Special Interface Projects

     Our experienced specialists can help you with any Forte specific technical issues not covered in the services outlined above. If you require a special Forte interface for your site, or other specialized assistance with Forte we can help. For more information, please call your local Sales Office.

     Ordering more copies

     If you would like more copies of this guide, please call Forte Technical Support at: (510) 451-5400 or fax us at (510) 869-2010

     In this section:


                                      14.

     .  Forte Technical Support Call Log Forms

     .  Forte Technical Support Registration Form

     .  Forte Sales Office Locations

Forte Technical Support Call Log Form

 Call Ref.     Date Opened     Date Closed             Problem Summary
 Number
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                                      16.

Forte Technical Support Registration Form

Please complete and fax co Technical Support at (510) 869-2010.

Company Name:________________________________________________________________

Company Address:_____________________________________________________________
                _____________________________________________________________
                _____________________________________________________________

Phone Number:   _________________________             Fax Number:____________

Management Contact:__________________________________________________________

Phone Number:   _________________________             Fax Number:____________

Primary Technical Contact:___________________________________________________

Phone Number:   _________________________             Fax Number:____________

Secondary Technical Contact:_________________________________________________

Phone Number:   _________________________             Fax Number:____________

Secondary Technical Contact:_________________________________________________

Phone Number:   _________________________             Fax Number:____________

Computer System Detail:

Management Contact:__________________________________________________________

Server Platform:    _______________________               GUI:_______________

Platform:    _______________________                    OS:__________________

Network Protocol: _______________________               Database:____________


                                      17.

Forte Sales Office Location - USA

CALIFORNIA                                      MINNESOTA

Forte Software, Inc.                            Forte Software, Inc.
Corporate Headquarters                          8400 Normandale Lake Blvd., Suite 920
Harrison Street                                 Minneapolis, MN  55437
Oakland, CA  94612                              612-921-8242
510-869-3400

Forte Software, Inc.                            NEW JERSEY
80 Pacific Concourse Drive                      Forte Software, Inc.
Suite 200                                       33 Wood Avenue South, Suite 600
Los Angeles, CA  90045                          Iselin, NJ  08830
643-4494                                        908-603-5283

COLORADO                                        NEW YORK

Forte Software, Inc.                            Forte Software, Inc.
Interstate North Parkway                        90 Park Avenue, Ste. 1600
Suite 700                                       New York, NY 1600
Atlanta, GA  30339                              212-984-1854
980-6745

GEORGIA                                         TEXAS

Forte Software, Inc.                            Forte Software, Inc.
Interstate North Parkway, Ste. 700              5001 LBJ Freeway, Suite 700
Atlanta, GA 30339                               Dallas, TX  75244
980-6745                                        214-387-5257

ILLINOIS                                        VIRGINIA

Forte Software, Inc.                            Forte Software, Inc.
W. 22nd Street                                  2010 Corporate Ridge, 7th Floor
Tower Floor                                     McLean, VA  22102
Oakbrook, IL  60512                             703-749-1445
684-2255

MASSACHUSETTS                                   WASHINGTON

Forte Software, Inc.                            Forte Software, Inc.
Burlington Mall Road                            500 108th N.E., Suite 800
Suite 300                                       Bellevue, WA  98004
Arlington, MA  01803                            206-688-3545
270-0672


                                      18.

Forte Sales Office Location - International

FRANCE                                          GERMANY

Forte Software, Inc.                            Forte Software, Inc.
Avenue Charles de Gaulle                        RHESSENSTRASSE 64
Neuilly sur Seine                               Frankfurt am Main
France                                          Germany
33-1-41-43-01-80                                49-172-692-3365

UNITED KINGDOM

Forte Software (UK) Ltd.
London Road
Berkshire
United Kingdom
44-1344-4821-00


                                      19.

                                   Exhibit G
                                   ---------
                    Technology Escrow Agreement Enrollment
                    --------------------------------------

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                          TECHNOLOGY ESCROW AGREEMENT

     THIS TECHNOLOGY ESCROW AGREEMENT including any Appendices and Exhibits ("Agreement") is effective this 12th day of July 1995, by and among FILESAFE, a California limited partnership ("Escrow Agent"), FORTE SOFTWARE, INC., a California corporation ("Depositor"), and each of the Depositor's licensees who execute an Exhibit A to this Agreement from time to time (a "Registrant").

     WHEREAS, Depositor has entered or will enter into a contract with the Registrant (the "License Agreement") regarding certain proprietary technology and other materials of Depositor (the "Licensed Product");

     WHEREAS, Depositor and Registrant desire the Agreement to be supplementary to said contract pursuant to 11 United States Code Section 365 (n);

     WHEREAS, availability of or access to certain proprietary data related to certain proprietary technology and other material is important to Registrant in the conduct of its business;

     WHEREAS, Depositor has deposited or will deposit with escrow Agent the related proprietary data to provide for retention and controlled access for Registrant under the conditions specified herein;

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the promises, mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1. Establishment of Deposit Account. Following the execution and delivery of the Agreement and the payment of the escrow fee to Escrow Agent, Escrow Agent shall open a deposit account ("Deposit Account") for Depositor. The opening of the Deposit Account means that Escrow Agent shall establish an account ledger in the name of Depositor and request the initial deposit ("Initial deposit") from Depositor. Unless or until Depositor makes the Initial Deposit with Escrow Agent, Escrow Agent shall have no further obligation to Depositor except as defined by this section.

     Depositor agrees to designate one individual to receive notices from Escrow Agent and to act on behalf of Depositor in relation to the performance of its obligations as set forth in the Agreement and to notify Escrow Agent immediately in the event of any change from one designated representative to another in the manner stipulated in Exhibit B.

     2. Deposit Submissions. Depositor must submit material to Escrow Agent for retention and administration of the Deposit Account together with a completed document describing the deposit material ("Deposit"), called a "Description of Deposit Materials", hereinafter referred to as an Exhibit C. Each Exhibit C should be signed by Depositor prior to submittal to Escrow Agent and will be signed by Escrow Agent upon completion of the Deposit inspection.


                                      1.

     3. Deposit Inspection. Upon receipt of an Exhibit C and Deposit, Escrow Agent will visually match the listed items on the Exhibit C to the labeling of the material ("Deposit Inspection"). Escrow Agent will not be responsible for the contents or for validating the accuracy of Depositor's labeling. Acceptance will occur when Escrow Agent concludes that the Deposit Inspection is complete. Upon acceptance Escrow Agent will sign the Exhibit C and assign the next sequential number to the Exhibit C.

     4. Storage Unit. Escrow Agent will store the Deposit in a defined unit of space, called a storage unit. The cost of the first storage unit is included in the escrow fees.

     5. Initial Deposit. The Initial Deposit will consist of all material initially supplied by Depositor to Escrow Agent. Escrow Agent shall issue a copy of the Exhibit C to Depositor and Registrant with{n ten (10) days of acceptance of the Initial Deposit by Escrow Agent. Escrow Agent shall identify the Initial Deposit beginning with Exhibit C/1.

     6. Deposit Obligation of Confidentiality. Escrow Agent agrees to establish a locked receptacle in which it shall place the Deposit and shall put the receptacle under the administration of one or more of its officers, selected by Escrow Agent, whose identity shall be available to Depositor and Registrant at all times. Escrow Agent shall exercise a professional level of care in carrying out the terms of the Agreement.

     Escrow Agent acknowledges Depositor's assertion that the Deposit shall contain proprietary data and that Escrow Agent has an obligation to preserve and protect the confidentiality of the Deposit.

     Depositor grants Escrow Agent the irrevocable right to duplicate the Deposit only as necessary to preserve and safely store the Deposit and to provide a copy thereof as authorized herein to Registrant. Escrow Agent shall reproduce on all copies of the Deposit made by Escrow Agent any proprietary or confidentiality notices contained in the Deposit. Except as provided for in the Agreement, Escrow Agent agrees that it shall not divulge, disclose, make available to third parties, or make any use whatsoever of the Deposit.

     7. Deposit Disposition after Expiry. Upon non-renewal or other termination of this Agreement, if Depositor requests the return of the Deposit, Escrow Agent shall return the Deposit to Depositor only after all outstanding invoices and the Deposit return fee are paid. If the fee(s) are not received by the anniversary date of the Agreement, Escrow Agent may, at its option, destroy the Deposit.

     8. Registration Account. Following the execution and delivery of the Agreement and the payment of the escrow fee to Escrow Agent, Escrow Agent shall open a registration account ("Registration Account") for Registrant. The opening of the Registration Account means that Escrow Agent shall establish an account ledger in the name of Registrant entitling the Registrant to a copy of the Initial Deposit pursuant to Section 14. Unless and until Depositor makes the Initial Deposit with Escrow Agent, Escrow Age, at shall have no obligation to Registrant except as defined by this section.

     Registrant agrees to designate one individual to receive notices from Escrow Agent and to act on behalf of Registrant in relation to the performance of its obligations as set forth in the


                                      2.

Agreement and to notify Escrow Agent immediately in the event of any change from one designated representative to another.

     Escrow Agent shall have no obligation to any party who has not signed the Agreement. Escrow Agent, Depositor, and Registrant shall have the right to modify or cancel the Agreement without the consent of any third party.

     9. Deposit Changes. "Deposit" means and includes the Initial Deposit and/or supplement(s) and/or replacement(s) accepted by Escrow Agent. Unless otherwise provided by the Agreement, Depositor has the obligation to keep the Deposit updated with current materials.

     Depositor hereby agrees to update the Deposit held by Escrow Agent with replacement technology releases within thirty (30) days of distribution of a major update.

     10. Replacement. "Replacement" means and includes any material which replaces the Deposit or portions of the Deposit defined by Exhibit C(s).

     Within ten (10) days of receipt of a Replacement by Depositor, Escrow Agent will send a notice to Registrant stating that Depositor has replaced the Deposit, and Escrow Agent will include a copy of the Exhibit C defining the new material.

     Escrow Agent will either destroy or return to Depositor all material that is replaced by the Replacement as instructed in writing by Depositor.

     11. Verification Rights. At Registrant's sole cost and expense, Depositor grants to Registrant the option to verify the Deposit for accuracy, completeness and sufficiency. Depositor agrees to permit at least one employee of Escrow Agent or an independent consultant reasonably acceptable to Depositor, at Registrant's election to be present at Depositor's facility to verify, audit, and inspect the Deposit to be held by Escrow Agent to confirm the quality and/or content of the Deposit for the benefit of Registrant. If Escrow Agent is selected to perform the verification Escrow Agent will be paid according to its then current fees.

     12.  Certification by Depositor.  Depositor represents to Registrant that:

          (a) The Deposit delivered to Escrow Agent consist of source code deposited on computer magnetic media or CD-ROM and all available technical documentation which will enable Registrant to create and maintain the Product.

          (b)  The Deposit will be defined in the Exhibit C(s).

These representations shall be deemed to be made continuously throughout the term of the Agreement.

     13. Term of Agreement. The Agreement will have an initial term of one year, commencing on the Effective Date. The Agreement may be renewed for additional one-year periods upon receipt by Escrow Agent of the specified renewal fees prior to the last day of the term ("Expiration Date"). In the event that renewal fees are not received thirty (30) days prior to the Expiration Date, Escrow Agent shall so notify Depositor and Registrant. If the renewal fees


                                      3.

are not received by the Expiration Date, Escrow Agent may terminate the Agreement without further notice and without liability of Escrow Agent to Depositor or Registrant. Registrant has the right to pay renewal fees and other related fees for so long as Depositor is required to maintain, the Deposit. In the event Registrant pays the renewal fees and Depositor is of the opinion that any necessary condition for renewal is not met, Depositor may so notify Escrow Agent and Registrant in writing. The resulting dispute will be resolved pursuant to the dispute resolution process defined in Section 19.

     14. Expiry. If the Agreement is not renewed or is otherwise terminated, all duties and obligation of Escrow Agent to Depositor and Registrant will terminate.

     15. Filing For Release of Deposit by Registrant. Upon notice to Escrow Agent by Registrant of the occurrence of a release condition as defined in
Section 17 and payment of the release request fee, Escrow Agent shall notify Depositor by certified mail or commercial express mail service with a copy of the notice from Registrant. If Depositor provides contrary instruction within thirty (30) days of the mailing of the notice to Depositor, Escrow Agent shall not deliver a copy of the Deposit to Registrant. "Contrary Instruction" means the filing of an instruction with Escrow Agent by Depositor stating that a Contrary Instruction is in effect. Such Contrary Instruction means an officer of Depositor warrants that a release condition has not occurred or has been cured. Escrow Agent shall send a copy of the instruction by certified mail or commercial express mail service to Registrant. Escrow Agent shall notify both Depositor and Registrant that there is a dispute to be resolved pursuant to
Section 19. Upon receipt of Contrary Instruction, Escrow Agent shall continue to store the Deposit until directed by Depositor and Registrant jointly, resolved pursuant to Section 19, by order by a court of competent jurisdiction, or termination of the Agreement.

     16. Release of Deposit to Registrant. If Escrow Agent does not receive Contrary Instruction from Depositor, Escrow Agent is authorized to release the Deposit, or if more than one Registrant is registered to the Deposit, a copy of the Deposit, to the Registrant filing for release following receipt of any fees due Escrow Agent including Deposit copying and delivery fees.

     17.  Release Conditions of Deposit to Registrant.  Release conditions are:

          (a) Depositor or its successor or assign hereunder files a petition under Chapter 7 of the Bankruptcy Code, 11 U.S.C. 701 et seq, or otherwise ceases business operations generally;

          (b) Depositor ceases to make available maintenance or support services for the then-current version of the Licensed Product, except as a result of a natural disaster or Act of God, government or other acts beyond the reasonable control of Depositor, and except when Registrant terminates or is no longer entitled to maintenance or support services for such version.

     18. Conditions Following Release. Following a release and subject to payment to Escrow Agent of all outstanding fees, Registrant shall have the right to use Deposit only as specified in the License Agreement between Depositor and Registrant. Additionally, Registrant shall be required to maintain the confidentiality of the released Deposit.

                                      4.

     19. Disputes. In the event of a dispute, Escrow Agent shall so notify Depositor and Registrant in writing. Such dispute will be settled by arbitration in accordance with the commercial rules of the American Arbitration Association ("AAA"). Unless otherwise agreed to by Depositor and Registrant, arbitration will take place in Oakland, California.

     20. Indemnification. Depositor and Registrant agree to defend and indemnify Escrow Agent and hold Escrow Agent harmless from and against any and all claims, actions and suits, whether in contract or in tort, and from and against any and all liabilities, losses, damages, costs, charges, penalties, counsel fees, and other expenses of any nature (including, without limitation, settlement costs) incurred by Escrow Agent as a result of performance of the Agreement except in the event of a judgment which specifies that Escrow Agent acted with gross negligence or willful misconduct or improper release of any deposit.

     21. Audit Rights. Escrow Agent agrees to keep records of the activities undertaken and materials prepared pursuant to the Agreement. Upon reasonable notice and during normal business hours during the term of the Agreement, Depositor and Registrant will be entitled to inspect the records of Escrow Agent with respect to the Agreement, and accompanied by an employee of Escrow Agent, inspect the physical status and condition of the Deposit (provided that only Depositor shall be entitled to review the Deposit). The Deposit may not be changed by Depositor or Registrant during the audit.

     22. General. Escrow Agent may act in reliance upon any written instruction, instrument, or signature believed to be genuine and may assume that any person giving any written notice, request, advice or instruction in connection with or relating to the Agreement has been duly authorized to do so. Escrow Agent is not responsible for failure to fulfill its obligations under the Agreement due to causes beyond Escrow Agent's control.

     Notices to Depositor and Escrow Agent should be sent to the parties at the addresses identified in the attached Exhibit B. Notices to Registrant should be sent to the party(s) at the address(s) identified for each such Registrant in the attached Exhibit D.

     The Agreement is to be governed by and construed in accordance with the laws of the State of California.

     The Agreement may only be amended in a writing signed by all of the parties.

     If any provision of the Agreement is held by any court to be invalid or unenforceable, that provision will be severed from the Agreement and any remaining provisions will continue in full force.


                                      5.

FORTE SOFTWARE, INC.                 FILESAFE, A California Limited Partnership
                                     DBA SourceFile

DEPOSITOR                            ("ESCROW AGENT")

Name:_________________________       Name:___________________________

Print Name:___________________       Print Name:_____________________

Title:________________________       Title:__________________________


                                      6.

                                   EXHIBIT A

                          TECHNOLOGY ESCROW AGREEMENT

                              Account Number: 7196

                         Registrant Number:  7196-____

The undersigned Registrant hereby enters into the Technology Escrow Agreement dated 12 July, 1995 (the "Agreement"), among Forte Software, Inc., a California corporation ("Depositor"), FileSafe, Inc., a California corporation ("Escrow Agent"), and Registrant.

The term "Agreement" shall mean this Exhibit and the attached Technology Escrow Agreement, Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Technology Escrow Agreement.

Notices to referred Registrant regarding Agreement terms and conditions should be addressed to:

Registrant:                ____________________________
Address:                   ____________________________
                           ____________________________

Designated Representative: ____________________________
Telephone:                 ____________________________
Facsimile:                 ____________________________

This Exhibit is effective this _______ day of ___________, 199__. Depositor, Registrant, and Escrow Agent hereby acknowledge and agree to be bound by the terms and conditions of the Agreement.

                                                                 Filesafe, a California
Forte Software, Inc.                                             Limited Partnership
--------------------            -----------------                -------------------
Depositor                       Registrant                       Escrow Agent


By:________________________     By:_______________________       By:________________________

Name:______________________     Name:_____________________       Name:______________________

Title:_____________________     Title:____________________       Title:_____________________

Date:______________________     Date:_____________________       Date:______________________

                                      1.

                                   EXHIBIT B

                          TECHNOLOGY ESCROW AGREEMENT

                                Account Number:

                    DESIGNATED REPRESENTATIVES AND LOCATIONS

Notices to Depositor regarding Agreement terms and conditions should be addressed to:

Depositor:                     Forte Software, Inc.
                               1800 Harrison Street
                               Oakland, CA 94612

Designated Representative:     Marcia S Ware
Telephone:                     510-986-3509
Facsimile:                     510-869-2002

Notices to Escrow Agent regarding Agreement terms and conditions should be addressed to:

Escrow Agent:                  FileSafe, L.P.
Address:                       50 Crisp Plaza, Suite 700
                               San Francisco, CA 94124-2924

Designated Representative:     Ms. Beth Stearns
Telephone:                     415-715-2733
Facsimile:                     425-822-4302

                                      1.

                                   EXHIBIT C

                        DESCRIPTION OF DEPOSIT MATERIALS

Deposit Account No:  7196

Account Name:        FORTE SOFTWARE, INC

Depositor, pursuant to a specific Escrow Agreement between the parties, hereby deposits the below described materials into the above referenced Deposit Account by transferring them to Escrow Agent.

DEPOSIT MATERIALS:

I certify that the above described materials  Received the identified materials:
 were delivered/sent to Escrow Agent

By:____________________________________       By:_______________________________
Name:__________________________________       Name:_____________________________
Title:_________________________________       Title:____________________________
For:___________________________________       For:______________________________
Date:__________________________________       Date:_____________________________
                                              Exhibit C No:_____________________


                                      1.

                                   EXHIBIT D

                          TECHNOLOGY ESCROW AGREEMENT

                    REGISTRATION DEPOSIT ACCOUNT ENROLLMENT

      DEPOSIT ACCOUNT NAME                           DEPOSIT ACCOUNT NUMBER
----------------------------------------      ---------------------------------

    FORTE SOFTWARE INC                                       7196


                                      1.

                            Exhibit H Reserved/Open
                            -----------------------

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   Exhibit I
                                Forte Price List


                                     FORTE
                                    PRICING
                                     GUIDE



                                    ED HORST
                                  MARK HERRING



                                 FORTE SOFTWARE


                               INTERNAL USE ONLY

                                       1.

                                                               Product Packaging
                                                                             And
                                                                     Definitions
================================================================================

Forte Application Environment

A Core System is the starting point for any site. This Core System sells as a bundle for a fixed price and includes:

     1  Client Environment
     5  Forte Developer Licenses
     10 Runtime User Licenses
     1  Server Environment
     1  Server Development License
     1  RDBMS Development Interface
     1  Shared Repository
     1  Documentation Set on both hardcopy and CD-ROM
     5  Student-days of Training

Notes:

     1.   All clients (development and runtime) must be for the same platform.
     2. All server components (development and repository) must be for the same platform.
     3.   The database interface must be on the server platform.
     4. The license for all supported networking protocols is included in each platform license.
     5. The server license included in this package is for development purposes only. If the same machine will also be used for use in a deployed application, a separate runtime license is required.

Platform -- A given hardware and operating system combination. In the case of client platforms, it also includes a graphical user interface (GUI). If any of the part of the combination is different, it becomes a different platform. For example, each combination listed below would be considered a different platform:

        Hardware                   Operating System                GUI
       ----------                  ----------------                ---
       PC (Intel)                  DOS                             Windows 3.1
       PC (Intel)                  Windows NT                      Windows NT
       Macintosh                   Mac OS                          Mac OS
       Digital Alpha (AXP)         OpenVMS                         DECwindows
       Digital Alpha (AXP)         OSF/1                           DECwindows

Client Environment -- All the Forte development tools and runtime system libraries for a designated client platform. For environments with a heterogeneous (mixed) set of clients, the

                                       2.

customer is required to purchase a different Client Environment for each platform. The one time charge per environment for these environments (and the server environments below) is the only place where Forte covers its expense of building, testing and maintaining a complex, heterogeneous environment.

Forte Developer License -- This is distinct from the environment above. This is limited to the Forte Application Environment (Web Enterprise, Express and Conductor require additional purchases). The development environment provides the software and each developer requires an individual license to use the software in the environment. Note: these licenses are per designated developer and not per machine. For example, if a developer has both Windows and Macintosh machines, they are still only one developer. The company would, however, be required to have license rights for both Client Environments.

"New" vs. "Additional" -- The term "new" (as in New Client Environment) indicates the addition of a new environment of a different platform (see above). For example, if a customer has been doing development exclusively on Windows and now wants Macintosh support, they will need a new Client Environment for the Macintosh. The term "additional" applies to the acquisition of subsequent copies of an already existing product. For example, if a customer wants to spread the development load over more than one Sun server, the second and subsequent Suns will be considered "additional" licenses.

Runtime Server License -- Gives the customer the rights to run the server runtime libraries on a single server. It includes a license for all network protocols supported on that server.

Runtime User License -- Forte charges for concurrently active users that are "logged into Forte". Any platform that has one or more active windows running a Forte application is considered to be a concurrent user and needs a separate license. The customer must license the peak number of concurrent users that will be running a Forte application. For example, if only 75 of 200 users will be using Forte at the same time, the customer must acquire 75 Runtime User Licenses.

Server Environment -- The Forte development system for a designated server platform. A customer is required to have a separate Server Environment for each different platform used as a server in development or deployment. This Server Environment does not contain support for a database interface; the interface is purchased separately.

Server Development License -- Gives the customer the right to use Forte products for development on the designated server machine. This is distinct from the Server Environment (above). A Server Environment must be purchased for each type of environment used for server development and is a one-time charge. A Server Development License must be purchased for the machine where server development will occur.

RDBMS Interface -- Support for a designated RDBMS interface. Support for an additional RDBMS interfaces can be purchased separately. This includes scenarios where more than one database type is running on a single server (e.g. a VAX that runs both Sybase and Rdb).

                                       3.

Forte WebEnterprise

Web Enterprise Server -- A standard Forte deployment server that incorporates all or part of Forte WebEnterprise in order to provide access to the server from the Web, or from or to IIOP. Examples include:

- a Forte Server that is connected to a Web Server via the WebEnterprise CGI, NSAPI or ISAPI
-    a Forte Server that connects to an IIOP environment
-    any Forte Server that exposes itself as an IIOP service
-    any Forte Server that has the WebEnterprise libraries included in
At least ONE Web Enterprise Server must be purchased before a customer can
                                                     ---------------------
develop for the Web.  There is no additional charge per developer.
-------------------

Web Enterprise Developer License -- There is no additional charge per developer, the customer must have purchased at least one WebEnterprise Server. Each WebEnterprise Developer must have a Forte Developer License.

Forte Express

Express Developer License -- Each Express developer requires an individual license to use the Express software in the environment. Note: these licenses are per designated developer and not per machine. Each Express Developer must have an Express Developer License and a Forte Developer License.

Forte Conductor

Conductor Core System -- The starting point for any Conductor development. The Conductor Core system can only be purchased once the Forte Core System has been purchased. The RDBMS Development interfaces and repository that is used by Conductor must have already been purchased with the Forte Core System. If Conductor is to use a separate repository from the Forte development repository, an additional repository must be purchased. Similarly, any additional RDBMS interfaces needed for Conductor must be purchased (and may also be used with other Forte products).

Conductor Developer License -- Each Conductor developer requires an individual license to use the Conductor software in the environment. Note: these licenses are per designated developer and not per machine. There is no correlation between Conductor developer licenses and Forte developer licenses. For example it is possible to have more or less Conductor developer licenses than Forte Developer Licenses.

Additional Conductor Development Engines -- Each Conductor Core system comes with one Conductor Development Engine. A Conductor Development Engine is the software that runs on a server that stores process definitions and runs business processes for development. Additional engines might be required where customers have multiple project teams that desire autonomy over their development work, or developers that work in a disconnected distributed environment. The license for these engines ONLY covers development work, NO deployment is allowed on this engine.

                                       4.

Conductor Deployment Engines -- A single Conductor Deployment Engine consists of multiple components:
- Two engine units: These units can be deployed across multiple machines for failover purposes.
-    One governer: An integral part of the Conductor environment.
- Multiple database services: The customer can configure as many database services they desire. Note: Each RDBMS Interface must be purchased with the Forte Application Environment.

Additional engines are required to support large numbers of concurrent sessions and distributed environments. Note: It is possible to run multiple Conductor Deployment Engines on one machine. Each engine, not each machine, needs a separate license.

Conductor Runtime Sessions -- Any application that connects to the Conductor engine to start, get, or perform work is considered a session. These Runtime Sessions could be traditional GUI clients, web browsers, or server applications like the email-server, credit-check servers, fax servers, etc. These clients could make use of any of the Conductor APIs. There is no difference to the pricing if these Runtime Sessions are from a Forte client or server, a C++ client or server, an ActiveX client, an IIOP application, etc.

              Qty Description                Unit Price   Extended Price    Discount      Total
-----------------------------------------  ------------ ---------------- -----------  ---------
Development
Forte Application Environment Core System
 (Core System)
  1 Client Environment                          $15,000         $15,000
  5 Forte Developer Licenses                    $ 6,000         $30,000
  10 Runtime User Licenses                      $   750         $ 7,500
  1 Server Environment                          $15,000         $15,000
  I Server Development License                  $ 7,500         $ 7,500
  I RDBMS Development Interface                 $ 7,500         $ 7,500
  I Repository                                  $ 7,500         $ 7,500
  I Documentation Set                           $   250         $   250
  5 Student-days of Training                    $   350          $1.750
  1 Media Set on CD-ROM                         $   250         $   250
     Subtotal                                                   $92,250         19%     $75,000
Additional Environments
     New Client Environment                                                             $15,000
     New Server Environment                                                             $15,000
     Additional Server Development License                                              $ 7,500
Additional Developer Licenses (per
 Developer)
     I to 9 Developers                          $ 6,000                          0%     $ 6,000
     10 to 24 Developers                        $ 6,000                         10%     $ 5,400
     25 to 49 Developers                        $ 6,000                         20%     $ 4,800
     50 or more Developers                      $ 6,000                         35%     $ 3,900
Optional Products & Interfaces
 Additional RDBMS Interface                                                             $ 7,500
 Additional Repository License                                                          $ 7,500
 Express License with Core System
     1 to 10 Developers                         $20,000                          0%     $20,000
     11 to 24 Developers (each)                 $ 2,000                         10%     $ 1,800
     25 to 49 Developers (each)                 $ 2,000                         20%     $ 1,600
     50 or more Developers (each)               $ 2,000                         35%     $ 1,300
 Conductor Licenses with Core System
  Conductor Core System

                                       5.

              Qty Description                Unit Price   Extended Price    Discount      Total
-----------------------------------------  ------------ ---------------- -----------  ---------
     5 Conductor Developers
     1 Conductor Development Engine             $50,000                                 $50,000
      (RDBMS Interface and Repository
      purchased with Forte Core)
 Additional Conductor Developers
     1 to 19 Developers                         $ 4,000              10%    $3,600
     20 to 49 Developers (each)                 $ 4,000              20%    $3,200
     50 or more Developers (each)               $ 4,000              35%    $2,600

 Additional Conductor Development Engines       $20,000                                 $20,000
 WebEnterprise Developers
  Providing at least one WebEnterprise          $     0                                 $     0
   Server license purchased
Deployment (Runtime)
Runtime User Packs
 1 to 10 Runtime User Licenses                  $   750                          0%     $   750
 11 to 25 Runtime User Licenses                 $   750                         10%     $   675
 26 to 50 Runtime User Licenses                 $   750                         20%     $   600
 51 to 100 Runtime User Licenses                $   750                         30%     $   525
 101 to 250 Runtime User Licenses               $   750                         40%     $   450
 251 to 1000 Runtime User Licenses              $   750                         50%     $   375
 1001 to 2000 Runtime User Licenses             $   750                         60%     $   300
 2000 or more Runtime User Licenses             $   750                         70%     $   225
Runtime Servers (see next page)                                                      Per Matrix
WebEnterprise Servers - additional fee per
 server
 1 to 9 WebEnterprise Servers                   $15,000                          0%     $15,000
 10 to 24 WebEnterprise Servers                 $15,000                         17%     $12,500
 25 to 49 WebEnterprise Servers                 $15,000                         33%     $10,000
 50 or more WebEnterprise Servers               $15,000                         45%     $ 8,000
Conductor Concurrent Deployment Sessions
 1 to 10 Deployment Session Licenses            $   250                          0%     $   250
 11 to 25 Deployment Session Licenses           $   250                         10%     $   225
 26 to 50 Deployment Session Licenses           $   250                         20%     $   200
 51 to 100 Deployment Session Licenses          $   250                         30%     $   175
 101 to 250 Deployment Session Licenses         $   250                         40%     $   150
 251 to 1000 Deployment Session Licenses        $   250                         50%     $   125
 1001 to 2000 Deployment Session Licenses       $   250                         60%     $   100
 2000 or more Deployment Session Licenses       $   250                         70%     $    75
Conductor Deployment Engines
 Per Engine                                     $20,000                          0%     $20,000
     Engine includes 2 engine units, a
      governor And multiple database
      services.
Additional Services and Products
 Training @ Forte facilities -- per                                                     $   380
  student-day
 Training @ Customer Site -- per                                                        $ 3,200
  lecturer-day + expenses; 12 person limit
 Consulting -- On-site, per day, plus                                                   $ 2,000
  travel and expenses
 Additional Documentation Set- Hardcopy                                                 $   250

                                       6.


              Qty Description                Unit Price   Extended Price    Discount      Total
-----------------------------------------  ------------ ---------------- -----------  ---------
 Additional Documentation Set - CD-
  ROM                                                                                   $   250

Maintenance
 18% of Current List Price per Year
International Uplift (outside U.S. and
 Canada)
 30% of List Price

                                       7.

                                 ADDENDUM A to
              VALUE-ADDED RESELLER LICENSE AND SERVICES AGREEMENT
                                    BETWEEN
                           CHORDIANT SOFTWARE, INC.
                                      AND
                             Forte Software, Inc.

This Addendum A shall amend the Value-Added Reseller License and Services Agreement dated October 30, 1998 ("Agreement") between Chordiant Software, Inc. ("VAR") and Forte Software, Inc. ("Forte") as of the Effective Date indicated below. Other than the amendments listed below, the terms and conditions of the Agreement remain unchanged and in full force and effect. In the event of any conflict between the Agreement and this Addendum A, the latter shall govern. Capitalized terms herein shall have the same meaning as in the Agreement, unless otherwise indicated.

1. Forte hereby grants VAR the one time right to Sublicense, under the terms herein and under the Agreement, up to 20 Full Use Designated Developer Licenses of the Core System Products to Electronic Data Systems ("EDS" including EDS' subsidiary, Centrobe) for General Motors internal use. VAR shall pay Forte a Sublicense fee equal to Forte's then-current list price, [*], plus initial year Support Fees for such Sublicense.

2. VAR shall also have the ongoing right during the term of the Agreement to grant Sublicenses for additional Full Use Designated Developers Licenses of the Core System Products. For each such Sublicense, VAR shall pay Forte a Sublicense fee equal to Forte's then-current list price, plus initial year Support Fees.

The parties have executed this Addendum A as of February 22, 1999 (the "Effective Date").

Executed by VAR                            Executed by Forte Software, Inc.

Signature: /s/ Steven R. Springsteel       Signature: /s/ Sayed Darwish

Name: Steven R. Springsteel                Name: Sayed Darwish
      (Please Print)                             (Please Print)

Title: EVA/CFO                             Title: VP, General Counsel

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 ADDENDUM B to
              VALUE-ADDED RESELLER LICENSE AND SERVICES AGREEMENT
                                    BETWEEN
                           CHORDIANT SOFTWARE, INC.
                                      AND
                             Forte Software, Inc.

This Addendum B shall amend the Value-Added Reseller License and Services Agreement dated October 30, 1998 ("Agreement") between Chordiant Software, Inc. ("VAR") and Forte Software, Inc. ("Forte") as of the Effective Date indicated below. Other than the amendments listed below, the terms and conditions of the Agreement remain unchanged and in full force and effect. In the event of any conflict between the Agreement and this Addendum B, the latter shall govern. Capitalized terms herein shall have the same meaning as in the Agreement, unless otherwise indicated.

1. VAR shall pay a nonrefundable license fee of [*], payable ninety (90) days from the Effective Date of this Addendum B. Upon execution of this Addendum, such payment obligation is noncancelable. In consideration for such payment, the Sublicense fee rates and royalties specified in Exhibit A under the Agreement shall be adjusted as follows:

A. In Section 4(a)(i), [*] is reduced to [*].

B. In Section 4(a)(ii), [*] is reduced to [*].

C. In Section 4(b)(i), [*] is reduced to [*].

D. In Section 4 (c), [*] is reduced to [*].

E. In Section 4 (d), [*] is reduced to [*].

2.  VAR shall pay a nonrefundable pre-paid license fee of [*], payable thirty
(30) days from the Effective Date of this Addendum B. Upon execution of this Addendum, such payment obligation is noncancelable. In consideration for such pre-paid license fee, Forte shall waive the next [*] of Sublicense fees
(i.e. credit VAR for any type of license fees otherwise due to Forte under the initial 3 year term of the Agreement for Products that VAR is currently permitted to Sublicense, but not Support Fees or fees for services) that would otherwise be due under the Agreement and Sublicense fee schedule, as amended in
Section 1 above.

The Effective Date of this Addendum B is March 1, 1999 (the "Effective Date").

Executed by VAR                         Executed by Forte Software, Inc.

Signature: /s/ Steven R. Springsteel    Signature: /s/ Marty Sprinzen

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Name: Steven R. Springsteel              Name: Marty Sprinzen
      (Please Print)                           (Please Print)

Title: EVP/CFO                           Title: President and CEO

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.